   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 18, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                   FORM N-1A
                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933                          /X/
                              (FILE NO. 33-98182)

                         PRE-EFFECTIVE AMENDMENT NO. 1                       /X/
                        POST-EFFECTIVE AMENDMENT NO. __                      / /

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      /X/
                              (FILE NO. 811-06317)

                                AMENDMENT NO. 8                              /X/

                       (CHECK APPROPRIATE BOX OR BOXES.)
                            ------------------------
                          THE JUNDT GROWTH FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                       1550 UTICA AVENUE SOUTH, SUITE 950
                          MINNEAPOLIS, MINNESOTA 55416
              (Address of Principal Executive Offices) (Zip Code)

                                 (612) 541-0677
              (Registrant's Telephone Number, including Area Code)

                                 JAMES R. JUNDT
                             JUNDT ASSOCIATES, INC.
                       1550 UTICA AVENUE SOUTH, SUITE 950
                          MINNEAPOLIS, MINNESOTA 55416
                    (Name and Address of Agent for Service)

                                    COPY TO:
                               JAMES E. NICHOLSON
                                FAEGRE & BENSON
                   PROFESSIONAL LIMITED LIABILITY PARTNERSHIP
                              2200 NORWEST CENTER
                            90 SOUTH SEVENTH STREET
                          MINNEAPOLIS, MINNESOTA 55402

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT
                            ------------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                   PROPOSED         PROPOSED
                                MAXIMUM AMOUNT       MAXIMUM                          AMOUNT OF
  TITLE OF SECURITIES BEING          BEING       OFFERING PRICE      AGGREGATE      REGISTRATION
          REGISTERED              REGISTERED        PER UNIT      OFFERING PRICE         FEE
Common Shares, par value $.01
 per share....................         *                *                *            $500.00**

 * Pursuant to Regulation 270.24f-2 under the Investment Company Act of 1940, The Jundt Growth Fund, Inc. hereby elects to register an indefinite number of shares of its Common Stock.

** Previously paid.
                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          THE JUNDT GROWTH FUND, INC.
                      REGISTRATION STATEMENT ON FORM N-1A
             CROSS REFERENCE SHEET FOR ITEMS REQUIRED BY FORM N-1A

  ITEM NO.     CAPTION IN PROSPECTUS
-------------  --------------------------------------------------------------------------------------------------------
          1    Cover page
          2    Fees and Expenses
          3    Financial Highlights
          4    The Fund; Investment Objective and Policies; Purchase Information
          5    Management of the Fund
          5A   Not applicable
          6    The Fund; Purchase Information; How to Buy Fund Shares; Dividends, Distributions and Taxes; General
                Information
          7    Purchase Information; How to Buy Fund Shares; Determination of Net Asset Value
          8    How to Redeem Fund Shares; Determination of Net Asset Value
          9    Not applicable

               CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
               --------------------------------------------------------------------------------------------------------
         10    Cover page
         11    Table of Contents
         12    Not applicable
         13    Investment Objective, Policies and Restrictions
         14    Directors and Officers
         15    General Information
         16    Advisory, Administrative and Distribution Agreements
         17    Advisory, Administrative and Distribution Agreements
         18    General Information; Financial and Other Information
         19    Special Purchase Plans; Monthly Cash Withdrawal Plan; Determination of Net Asset Value
         20    Taxes
         21    Advisory, Administrative and Distribution Agreements
         22    Calculation of Performance Data
         23    Financial and Other Information; Financial Statements

                          THE JUNDT GROWTH FUND, INC.

                      REGISTRATION STATEMENT ON FORM N-1A

                                     PART A

                                   PROSPECTUS

                          THE JUNDT GROWTH FUND, INC.
                       1550 UTICA AVENUE SOUTH, SUITE 950
                          MINNEAPOLIS, MINNESOTA 55416
                                 (800) 370-0612

                               ------------------

    The Jundt Growth Fund, Inc. (the "Fund") is a professionally managed, diversified, open-end management investment company, commonly known as a "mutual fund." The Fund currently offers its shares of common stock in four classes (Class A, Class B, Class C and Class D), each sold pursuant to different sales arrangements and bearing different expenses (each, a "Class" and, collectively, the "Classes." Class A shares are offered for sale exclusively to certain specified investors and are not offered for sale to the public generally. See "Purchase Information."

    The Fund's investment objective is to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of companies that are believed by the Fund's investment adviser, Jundt Associates, Inc. (the "Investment Adviser"), to have significant potential for growth in revenue and earnings. Income is not a consideration in the selection of investments and is not an investment objective of the Fund. Like all mutual funds, attainment of the Fund's investment objective cannot be assured. See "Investment Objective and Policies."

    This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Please read this Prospectus carefully before investing and retain it for future reference. A Statement of Additional Information, dated December 29, 1995, containing more information about the Fund (which is incorporated herein by reference), has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling the Fund at the telephone number listed above.

    AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, AS DESCRIBED UNDER "INVESTMENT OBJECTIVE AND POLICIES." FUND SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANKING INSTITUTION, ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") OR ANY OTHER FEDERAL AGENCY AND INVOLVE INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    AS WITH ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------

                       PROSPECTUS DATED DECEMBER 29, 1995

                                    THE FUND

    The Fund is a professionally managed, diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Fund was incorporated under the laws of the State of Minnesota on May 20, 1991 and originally commenced operations on September 3, 1991 as a closed-end investment company. The Fund converted to an open-end investment company immediately following the close of business on the New York Stock Exchange on December 28, 1995 (the "Open-End Conversion"). The Fund's principal business address is 1550 Utica Avenue South, Suite 950, Minneapolis, Minnesota 55416.

                              PURCHASE INFORMATION

    The Fund offers investors the choice among three Classes of shares (Class B, Class C and Class D), which offer different sales charges and bear different expenses. See "Fees and Expenses" below. These alternatives permit an investor to choose the method of purchasing shares that is most beneficial, given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. AS MORE FULLY DISCUSSED BELOW, CLASS A SHARES ARE OFFERED FOR SALE EXCLUSIVELY TO CERTAIN SPECIFIED INVESTORS AND ARE NOT OFFERED FOR SALE TO THE GENERAL PUBLIC.

    Investors making investments that, based upon the amount of the investment, would qualify for reduced Class D sales charges may wish to consider Class D shares, as opposed to Class B or Class C shares, which bear higher Rule 12b-1 charges. Other investors may wish to consider Class B or Class C shares because all of the purchase price is invested immediately. Orders for Class B shares for $250,000 or more will be treated as orders for Class D shares (or Class A shares, if the investor is eligible to purchase Class A shares) or declined. Sales personnel may receive different compensation depending on which Class of shares they sell.

    Effective upon the Open-End Conversion, each issued and outstanding Fund share was converted into a Class A share of the reorganized open-end fund. Class A shares are available for additional investments only by: (a) Fund shareholders at the time of the Open-End Conversion, but only so long as such shareholders remain Fund shareholders (a liquidation of the investor's account will terminate his or her privilege to invest in Class A shares); (b) directors, officers, employees and consultants of the Fund (including partners and employees of outside legal counsel to the Fund), the Investment Adviser and the Fund's principal distributor, U.S. Growth Investments, Inc. (the "Distributor"), members of their immediate families, and their lineal ancestors and descendants; and (c) accounts for the benefit of any of the foregoing. Class A shares will also be issued in connection with the reinvestment of dividends and distributions on outstanding Class A shares.

                               FEES AND EXPENSES

    The following fee and expense summary format was developed for use by all mutual funds to assist investors in making investment decisions. Of course, investors contemplating an investment in Fund shares should also consider other relevant factors, including the Fund's investment objective and historical performance.

                                                     CLASS A     CLASS B(A)    CLASS C     CLASS D
                                                     --------    ----------    --------    --------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Charge Imposed on Purchases.......   5.25%         NONE(b)     NONE(b)     5.25%
  Sales Charge Imposed on Dividend
   Reinvestments..................................   NONE          NONE        NONE        NONE
  Maximum Deferred Sales Load (as a percentage of
   original purchase price or redemption proceeds,
   whichever is lower) (c)........................   1.00%(d)      4.00%       1.00%       1.00%(d)
Annual Fund Operating Expenses (as a percentage of
 average net assets) (e):
  Investment Advisory Fees (f)....................   1.00%         1.00%       1.00%       1.00%
  12b-1 Fees:
    Account Maintenance Fees......................   NONE          0.25%       0.25%       0.25%
    Distribution Fees.............................   NONE          0.75%(b)    0.75%(b)    NONE
  Other Expenses:
    Administrative Fees...........................   0.20%         0.20%       0.20%       0.20%
    Shareholder Servicing Costs...................   0.11%         0.13%       0.13%       0.11%
    Other                                            0.24%         0.24%       0.24%       0.24%
                                                     --------    ----------    --------    --------
Total Fund Operating Expenses.....................   1.55%         2.57%       2.57%       1.80%
                                                     --------    ----------    --------    --------
                                                     --------    ----------    --------    --------

------------------------
(a) Class B shares will convert automatically into Class D shares on their designated conversion date (the 15th day of each month or the next business day if the 15th is not a business day) immediately following the eighth anniversary of their sale. See "How to Buy Fund Shares."
(b) Class B and Class C shares are sold without a front-end sales charge; however, their higher 12b-1 fees may cause long-term Class B and Class C shareholders to pay more than the economic equivalent of the maximum permitted front-end sales charges.
(c) In addition to any applicable deferred sales loads, service agents may charge a nominal fee for effecting redemptions of Fund shares.
(d) A contingent deferred sales charge of 1% is imposed on certain redemptions of Class A or Class D shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "How to Buy Fund Shares -- Class A Shares" and "-- Class D Shares."
(e) Annual Fund Operating Expenses set forth in the above table assume that the Fund has aggregate net assets of approximately $225 million. However, following the Open-End Conversion, Fund asset levels can be expected to fluctuate. Because certain Fund expenses, as a percentage of average net assets, will vary inversely with Fund asset levels, Fund expenses (as a percentage of average net assets) following the Open-End Conversion may differ materially from expense levels reflected in the above table.
(f) The fee paid by the Fund to the Investment Adviser is higher than the advisory fee paid by most other investment companies.

EXAMPLE:

    Investors would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                                                    CLASS A (1)     CLASS B      CLASS C     CLASS D (1)
                                                   -------------  -----------  -----------  -------------
One year.........................................    $      67     $      66    $      36     $      70
Three years......................................           99           110           80           106
Five years.......................................          133           157          137           145
Ten years........................................          227           272          290           253

------------------------
(1) Numbers do not reflect the 1% contingent deferred sales charge that may be imposed on certain redemptions of Class A and Class D shares.

    Investors in Class B and Class C shares would pay the following expenses on the same investment, assuming no redemption at the end of each time period:

                                                                               CLASS B      CLASS C
                                                                             -----------  -----------
One year...................................................................   $      26    $      26
Three years................................................................          80           80
Five years.................................................................         137          137
Ten years..................................................................         272          290

    The purpose of the fee and expense information set forth above is to assist investors in understanding the various costs and expenses that investors will bear directly or indirectly in each Class of the Fund's shares. More detailed information regarding these expenses is set forth under "Management of the Fund." THE FOREGOING INFORMATION IS NOT BASED ON HISTORICAL FINANCIAL EXPERIENCE OF THE FUND BUT REPRESENTS MANAGEMENT'S GOOD FAITH ESTIMATE OF FUND EXPENSES FOLLOWING THE OPEN-END CONVERSION BASED ON AN ASSUMED ASSET LEVEL OF $225 MILLION. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    The information presented in this section relates to periods ended prior to the Open-End Conversion. This information has been derived from financial statements of the Fund that are included in the Statement of Additional Information and should be read in conjunction with such financial statements. Except for the financial statements as of June 30, 1995 and for the six-month period then ended (which have not been audited), such financial statements have been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report thereon also is included in the Statement of Additional Information.

    Per share data for a share of capital stock outstanding throughout each period and selected supplemental and ratio information for each period indicated are as follows:

                                                     PERIOD FROM    PERIOD FROM                                  PERIOD FROM
                                                       1/01/95        7/01/94      YEAR ENDED     YEAR ENDED       9/3/91*
                                                     TO 6/30/95     TO 12/31/94      6/30/94        6/30/93      TO 6/30/92
                                                     -----------    -----------    -----------    -----------    -----------
                                                     (UNAUDITED)
PER SHARE DATA
Net asset value, beginning of period..............   $     14.95    $     13.53    $     15.10    $     13.78    $     14.07
                                                     -----------    -----------    -----------    -----------    -----------
Operations:
  Investment income (loss) -- net.................         (0.05)         (0.07)         (0.11)         (0.05)          0.13
  Net realized and unrealized gain (loss) on
   investments....................................          1.50           1.83          (0.57)          1.38          (0.30)
                                                     -----------    -----------    -----------    -----------    -----------
Total from operations.............................          1.45           1.76          (0.68)          1.33          (0.17)
Distributions to shareholders:
  From investment income -- net...................       --             --             --               (0.01)         (0.12)
  From realized capital gains -- net..............       --             --               (0.52)       --             --
  Return of capital...............................       --               (0.34)         (0.37)       --             --
                                                     -----------    -----------    -----------    -----------    -----------
Net asset value, end of period....................   $     16.40    $     14.95    $     13.53    $     15.10    $     13.78
                                                     -----------    -----------    -----------    -----------    -----------
                                                     -----------    -----------    -----------    -----------    -----------
Total investment return, net asset value (1)......          9.70%         13.06%         (4.53)%         9.64%         (1.30)%
Net assets at end of period (000's omitted).......      $244,958       $223,317       $202,192       $473,768       $465,055
Ratio of expenses to average net assets...........          1.45%+         1.58%+         1.55%          1.40%          1.37%+
Ratio of net investment income (loss) to average
 net assets.......................................         (0.71)%+       (0.98)%+       (0.63)%        (0.36)%         1.05%+
Portfolio turnover rate (excluding short-term
 securities)......................................           %19            %19            %70            %66            %20

--------------------------
 *  Commencement of operations.

(1) Total investment return, net asset value, is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at actual prices pursuant to the Fund's dividend reinvestment plan.

 +  Adjusted to an annual basis.

                       INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective and certain other specifically designated investment policies and restrictions are deemed to be "fundamental" and, as such, may not be changed except by a vote of a "majority" (as defined in the Investment Company Act) of the Fund's outstanding shares. Except for the Fund's investment objective and the policies and restrictions that are specifically designated as "fundamental," each of the Fund's investment policies and restrictions are "non-fundamental" and, as such, may be changed or eliminated by the Fund's Board of Directors without any vote by Fund shareholders. If a percentage limitation set forth in any of the following investment policies and restrictions is adhered to at the time a transaction is effected, later changes in the percentage resulting from changes in value or in the number of outstanding securities of the issuer will not be considered a violation.

INVESTMENT OBJECTIVE

    The Fund's investment objective is to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of companies that are believed by the Investment Adviser to have significant potential for growth in revenue and earnings. Income is not a consideration in the selection of investments and is not an investment objective of the Fund. Like all mutual funds, attainment of the Fund's investment objective cannot be assured.

INVESTMENT POLICIES

    The Fund invests primarily in equity securities of companies that are believed by the Investment Adviser to have significant potential for growth in revenues and earnings. In normal market conditions, the Investment Adviser endeavors to invest substantially all (and no less than 65%) of the Fund's assets in equity securities. The Investment Adviser emphasizes larger capitalization companies, with at least half of the Fund's equity securities consisting of companies with annual revenues over $750 million, and attempts to maintain equity positions in 30 to 50 of what it believes are the fastest growing American corporations (with some investments in comparable foreign companies).

    The Fund may invest up to 20% of the value of its total assets in securities of foreign issuers. The Fund may only purchase foreign securities that are represented by American Depository Receipts listed on a domestic securities exchange or included in the NASDAQ National Market System, or foreign securities listed directly on a domestic securities exchange or included in the NASDAQ National Market System. Interest or dividend payments on such securities may be subject to foreign withholding taxes. The Fund's investments in foreign securities involve considerations and risks not typically associated with investments in securities of domestic companies, including unfavorable changes in currency rates and exchange control regulations, reduced and less reliable information about issuers and markets, different accounting standards, illiquidity of securities and markets, local economic or political instability and greater market risk in general.

    Pending the investment or reinvestment of proceeds from the issuance of Fund shares or the sale of Fund portfolio investments, the Fund may invest in short-term money market securities and bank deposits in domestic branches of U.S. banks having total assets in excess of $1 billion that are members of the FDIC. In normal market conditions, short-term money market securities and bank deposits may comprise up to 35% of the Fund's total assets; however, when the Investment Adviser believes that economic conditions warrant a defensive investment posture, the Fund may temporarily invest greater than 35% of its total assets in such investments. The short-term money market securities in which the Fund may invest include obligations of the United States Government, its agencies or instrumentalities ("U.S. Government Securities"); commercial paper rated A-1 or higher by Standard & Poor's Corporation and/or Prime-1 or higher by Moody's Investor Services, Inc.; repurchase agreements; and certificates of deposit and banker's acceptances issued by domestic branches of U.S. banks having total assets in excess of $1 billion that are members of the FDIC. Additionally, to the extent permitted by applicable law, the Fund may invest to a limited extent in money market mutual funds (which, to the extent of any such investment, would subject the Fund and its shareholders to duplicate expenses).

    The U.S. Government Securities in which the Fund may invest include securities issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities. The Fund may invest in direct obligations of the U.S. Treasury, such as U.S. Treasury bills, and in obligations of U.S. Government agencies or instrumentalities, including, but not limited to, the Federal National Mortgage Association and the Student Loan Mortgage Association. Obligations of U.S. Government agencies or instrumentalities, such as the Federal National Mortgage Association and the Student Loan Mortgage Association, may be merely backed by the credit of the agency or instrumentality issuing the obligations and not by the full faith and credit of the U.S. Treasury.

    The Fund intends to purchase and hold securities for long-term capital appreciation and does not expect to trade for short-term gain. Accordingly, it is anticipated that the annual portfolio turnover rate normally will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all options, futures and securities having a maturity when purchased of one year or less. The turnover rate has a direct effect on the transaction costs (including brokerage costs) to be borne by the Fund.

    The net asset value of the Fund itself will fluctuate with changes in the value of its portfolio securities. The Fund is intended for investors seeking long-term capital appreciation and is not intended to provide a trading vehicle for those who wish to profit from short-term swings in the stock market.

OTHER INVESTMENT POLICIES

    REPURCHASE AGREEMENTS. Except as limited by the Fund's policy regarding illiquid securities (see "Illiquid Securities" below), the Fund may invest without limitation in repurchase agreements with securities dealers and member banks of the Federal Reserve System. Repurchase agreements involve the purchase by the Fund of an underlying debt instrument, subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at a fixed price, usually not more than one week after its purchase. Certain costs may be incurred by the Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Fund may be delayed or limited. The Fund's Board of Directors has established procedures, which it periodically reviews, pursuant to which the Investment Adviser will monitor the creditworthiness of the dealers and banks with which the Fund enters into repurchase agreements.

    LENDING OF PORTFOLIO SECURITIES. To enhance the return on its portfolio, the Fund may lend securities in its portfolio representing up to 25% of its total assets, taken at market value, to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash, high quality money market instruments or short-term U.S. Government Securities adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time, and the Fund will receive any interest or dividends paid on the loaned securities. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. The risk in lending portfolio securities, as with other extensions of credit, consists of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. In determining whether the Fund will lend securities, the Investment Adviser will consider all relevant factors and circumstances. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Investment Adviser has determined are creditworthy under guidelines established by the Board of Directors.

    FUTURES AND OPTIONS TRANSACTIONS. Through the purchase and sale of stock index futures contracts, options on stock indices, stock options and options on stock index futures contracts, the Fund at times may seek to hedge against either a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase. The Fund is not a commodity pool, and all futures transactions engaged in by the Fund must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the Commodity Futures Trading Commission.

    Options purchased and written by the Fund may be exchange traded or may be options entered into by the Fund in negotiated transactions with investment dealers and other financial institutions ("OTC Options"), such as commercial banks or savings and loan associations, deemed creditworthy by the Investment Adviser. OTC Options are not as liquid as exchange traded options, and it may not be possible for the Fund to dispose of an OTC Option it has purchased or terminate its obligations under an OTC Option it has written at a time when the Investment Adviser believes it would be advantageous to do so.

    The use of futures and options involves the risk of imperfect correlation between movements in futures and options prices and movements in the price of securities which are the subject of the hedge. Expenses and losses incurred as a result of the above hedging strategies would reduce the Fund's performance. For a further discussion of futures and options transactions, including certain additional risks associated therewith, see Appendix A.

    ILLIQUID SECURITIES. The Fund may invest up to 10% of the value of its assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain options traded in the over-the-counter market and securities used to cover such options. As to these securities, the Fund is subject to the risk of unavailability of a buyer for a favorable price if the Fund desires to sell these securities. Such lack of liquidity could adversely affect the value of the Fund's net assets.

INVESTMENT RESTRICTIONS

    In addition to the investment policies set forth above, the Fund has adopted certain fundamental investment restrictions (set forth in their entirety in the Statement of Additional Information), which may not be amended without the vote of a "majority" (as defined in the Investment Company Act) of the Fund's outstanding voting securities. These restrictions prohibit the Fund, among other matters, from (a) investing more than 25% of its total assets in any one industry (disregarding investments in securities of the U.S. Government, its agencies and instrumentalities); or (b) borrowing money or issuing senior securities (as defined in the Investment Company Act), except that the Fund may borrow in amounts not exceeding 15% of its total assets from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Additionally, the Fund has adopted certain non-fundamental investment restrictions (also set forth in their entirety in the Statement of Additional Information), which may be changed by the Fund's Board of Directors without the approval of the Fund's shareholders. According to these restrictions, the Fund, among other matters, may not: (a) invest more than 10% of its assets (taken at market value at the time of purchase) in the outstanding securities of any single issuer; (b) invest more than 10% of its total assets in securities of issuers which together with any predecessors have a record of less than three years of continuous operations; or
(c) own more than 10% of the outstanding voting securities of any one issuer.

BROKERAGE AND PORTFOLIO TRANSACTIONS

    Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is responsible for investment decisions and for the execution of the Fund's portfolio transactions. The Fund has no obligation to deal with any particular broker or dealer in the execution of transactions in portfolio securities. In executing such transactions, the Investment Adviser seeks to obtain the best price and execution for its transactions. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission.

    Where best price and execution may be obtained from more than one broker or dealer, the Investment Adviser may, in its discretion, purchase and sell securities through brokers or dealers who provide research, statistical and other information to the Investment Adviser. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under its investment advisory agreement with the Fund and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser in providing services to clients other than the Fund. Conversely, such information provided to the Investment Adviser by brokers and dealers through whom other clients of the Investment Adviser effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

    Consistent with the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD"), the Investment Adviser may also consider distribution of Fund shares when allocating Fund portfolio transactions between or among brokers and dealers that otherwise offer best price and execution.

    The Fund will not purchase securities from, or sell securities to, the Investment Adviser.

    Certain other clients of the Investment Adviser have investment objectives and policies similar to those of the Fund. The Investment Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular investment by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for the investments being purchased or the supply of investments being sold, there may be an adverse effect on price or quantity. In addition, it is possible that the number of options or futures transactions that the Fund may enter into may be affected by options or futures transactions entered into by other investment advisory clients of the Investment Adviser. It is the policy of the Investment Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Investment Adviser to the accounts involved, including the Fund. When two or more of the clients of the Investment Adviser (including the Fund) are purchasing or selling the same security on a given day from, to or through the same broker-dealer, such transactions may be averaged as to price.

                             MANAGEMENT OF THE FUND

    The Fund's Board of Directors is responsible for the overall management and operation of the Fund. The Fund's officers are responsible for the day-to-day operations of the Fund under the supervision of the Board of Directors.

INVESTMENT ADVISER

    Pursuant to an Investment Advisory Agreement with the Fund (the "Investment Advisory Agreement"), the Investment Adviser serves as the Fund's investment adviser and, as such, is responsible for the overall management of the Fund's investment portfolio. The Investment Adviser was incorporated in December 1982. As of November 30, 1995, the Investment Adviser managed approximately $3.0 billion of assets for the Fund and 21 institutional clients.

    The Investment Adviser is a growth-oriented manager. The Investment Adviser believes that the U.S. economy, due to its heterogeneous nature and immense size, provides investors with significant growth opportunities. In selecting investments, the Investment Adviser emphasizes fundamental prospects of individual companies rather than macroeconomic trends.

    Under the Investment Advisory Agreement, the Fund pays the Investment Adviser a monthly fee equal on an annual basis to 1.00% of the Fund's average daily net assets. This fee is higher than the advisory fee paid by most other investment companies.

    James R. Jundt serves as director, Chairman of the Board, Chief Executive Officer and Secretary of the Investment Adviser and beneficially owns 76% of the Investment Adviser's capital stock. Mary Joann Jundt, wife of James R. Jundt, is the trustee of a trust that beneficially owns 4% of the Investment Adviser's capital stock. The current beneficiaries of the trust are the children of Mr. and Mrs. Jundt (including Marcus E. Jundt, Vice Chairman of the Board and a director of the Investment Adviser) and the issue of such children. Mrs. Jundt votes the shares owned by the trust. The remaining 20% of the Investment Adviser's capital stock is beneficially owned by Gail M. Knappenberger, formerly a director and officer of the Investment Adviser.

PORTFOLIO MANAGERS

    The Investment Adviser has no formal investment committee. All investment decisions are made by one or more of the firm's four portfolio managers (James
R. Jundt, Donald M. Longlet, Thomas L. Press and Marcus E. Jundt). The Investment Adviser places significant emphasis on the team approach in conducting its portfolio management activities. The portfolio managers confer frequently throughout the typical business day as to investment opportunities, and most investment decisions are made after consultation with the other portfolio managers.

    James R. Jundt, CFA, began his investment career in 1964 with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), New York, New York, as a security analyst before joining Investors Diversified Services, Inc. in Minneapolis, Minnesota (now known as American Express Financial Advisers, Inc.) in 1969, where he served in analytical and portfolio management positions until 1979. From 1979 to 1982, Mr. Jundt was a portfolio manager for St. Paul Advisers, Inc. ("St. Paul

Advisers," subsequently known as AMEV Advisers, Inc. and now known as Fortis Advisers, Inc.) in Minneapolis. In December 1982, Mr. Jundt left St. Paul Advisers and founded the Investment Adviser. He has served as Chairman of the Board, President and Chief Executive Officer of Jundt Funds, Inc. since 1995. Mr. Jundt has approximately 31 years of investment experience.

    Donald M. Longlet, CFA, began his investment career in 1968 with Northwestern National Bank of Minneapolis (now known as Norwest Bank Minnesota, National Association) where he served as a security analyst and portfolio manager until 1982. Mr. Longlet worked as a portfolio manager for AMEV Advisers, Inc. (now known as Fortis Advisers, Inc.) from 1983 until 1989, when he joined the Investment Adviser as a portfolio manager. He has served as Vice President and Treasurer of Jundt Funds, Inc. since 1995. Mr. Longlet has approximately 27 years of investment experience.

    Thomas L. Press was a Senior Vice President of Investment Advisers, Inc. and Co-Manager of the IAI Emerging Growth Fund from 1992 until July 1993, when he joined the Investment Adviser as a portfolio manager. From 1987 to 1992, Mr. Press was a Vice President, Institutional Sales in the Chicago office of Morgan Stanley & Co., Inc., and prior thereto, was an institutional salesman and trader in the Chicago office of Salomon Brothers Inc. Mr. Press has approximately 10 years of investment experience.

    Marcus E. Jundt has been a portfolio manager for the Investment Adviser since June 1992. Mr. Jundt was employed as a research analyst for Victoria Investors from 1988 to 1992, and from 1987 to 1988 was employed by Cargill
Investor Services, where he worked on the floor of the Chicago Mercantile Exchange. Mr. Jundt has approximately 8 years of investment and related experience.

ADMINISTRATOR

    Under the terms of an Administration Agreement between Princeton Administrators, L.P. (the "Administrator") and the Fund (the "Administration Agreement"), the Administrator performs or arranges for the performance of certain administrative services (I.E., services other than investment advice and related portfolio activities) necessary for the operation of the Fund, including, but not limited to, maintaining certain of the books and records of the Fund, preparing or reviewing certain reports and other documents required by United States federal, state and other applicable laws and regulations to maintain the registration of the Fund and its shares and providing the Fund with administrative office facilities. For the services rendered to the Fund and the facilities furnished, the Fund pays the Administrator a monthly fee equal to the greater of (a) $125,000 per annum, or (b) an annual rate equal to .20% of the Fund's average daily net assets up to $600 million and .175% of the Fund's average daily net assets in excess of $600 million. The principal address of the Administrator is P.O. Box 9011, Princeton, New Jersey 08543. The Administrator is an affiliate of Merrill Lynch.

THE DISTRIBUTOR; RULE 12b-1 DISTRIBUTION PLANS

    Pursuant to a Distribution Agreement between the Distributor and the Fund, the Distributor serves as the principal underwriter of each Class of the Fund's shares. Additionally, the Fund has adopted Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act with respect to its Class B, Class C and Class D shares, pursuant to which each such Class pays the Distributor certain fees in connection with the distribution of shares of such Class and/or the maintenance of shareholder accounts.

    Under its Distribution Plan, each of Class B, Class C and Class D pays the Distributor a Rule 12b-1 "account maintenance fee" equal on an annual basis to
 .25% of the average daily net assets
attributable to each such Class. This account maintenance fee is designed to compensate the Distributor and certain broker-dealers and financial institutions with which the Distributor has entered into selling arrangements for the provision of certain services to the holders of Fund shares, including, but not limited to, answering shareholder questions, providing shareholders with reports and other information and providing various other services relating to the maintenance of shareholder accounts.

    The Distribution Plans of Class B and Class C provide for the additional payment of a Rule 12b-1 "distribution fee" to the Distributor, equal on an annual basis to .75% of the average daily net assets attributable to each such Class. This fee is designed to compensate the Distributor for advertising, marketing, and distributing the Class B and Class C shares, including the provision of initial and ongoing sales compensation to the Distributor's sales representatives and to other broker-dealers and financial institutions with which the Distributor has entered into selling arrangements.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN; SUBACCOUNTING AGENTS

    Investors Fiduciary Trust Company (the "Transfer Agent"), 1004 Baltimore, Kansas City Missouri 64105, serves as the Fund's transfer agent and dividend disbursing agent. Norwest Bank Minnesota, N.A., Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, serves as the Fund's custodian. In addition, the Fund compensates certain broker-dealers that sell Fund shares for performing various accounting and administrative services with respect to large street-name accounts maintained by such broker-dealers.

                             HOW TO BUY FUND SHARES

ALTERNATIVE PURCHASE ARRANGEMENTS

    The Fund offers investors the choice among three Classes of shares (Class B, Class C and Class D) which offer different sales charges and bear different expenses. (THE FUND'S CLASS A SHARES ARE OFFERED FOR SALE EXCLUSIVELY TO CERTAIN SPECIFIED INVESTORS AND ARE NOT OFFERED FOR SALE TO THE PUBLIC GENERALLY.) These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances.

    As more fully set forth below, a broker-dealer or financial institution may receive different levels of compensation depending upon which Class of shares is sold. In addition, the Distributor from time to time may pay certain additional cash incentives of up to $100 and/or non cash incentives to its investment executives and other broker-dealers and financial institutions in consideration of their sales of Fund shares. In some instances, other incentives may be made available only to selected broker-dealers and financial institutions, based on objective standards developed by the Distributor, to the exclusion of other broker-dealers and financial institutions. The Distributor in its discretion may from time to time, pursuant to objective criteria established by it, pay fees to qualifying brokers, dealers or financial intermediaries for certain services or activities which are primarily intended to result in sales of Fund shares.

GENERAL PURCHASE INFORMATION

    The minimum initial investment is $1,000, and the minimum additional investment is $50. The Fund may waive or reduce these minimums for certain retirement and employee savings plans or custodial accounts for the benefit of minors. The Fund's shares may be purchased at their public offering price (see below) from the Distributor, from the Transfer Agent, from other broker-dealers who are members of the NASD and who have selling agreements with the Distributor, and from certain financial institutions that have selling agreements with the Distributor.

    When purchasing Fund shares, investors must specify which Class of shares is being purchased. If no Class is specified, the order will be deemed an investment in Class D shares. (However, for investors qualifying to purchase Class A shares, the order will be deemed an investment in Class A shares.) No share certificates will be issued by the Fund.

    Banks, acting as agents for their customers and not for the Fund or the Distributor, from time to time may purchase Fund shares for the accounts of such customers. Generally, the Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Should the activities of any bank, acting as agent for its customers in connection with the purchase of the Fund's shares, be deemed to violate the Glass-Steagall Act, management will take whatever action, if any, is appropriate in order to provide efficient services for the Fund. Fund management does not believe that a termination in the relationship with any bank would result in any material adverse consequences to the Fund. In addition, state securities laws on this issue may differ and banks and financial institutions may be required to register as dealers pursuant to state law. Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other federal agency.

    When orders are placed for shares of the Fund, the public offering price used for the purchase will be the net asset value per share next determined, plus the applicable sales charge, if any. If an order is placed with the Distributor or other broker-dealer, the broker-dealer is responsible for promptly transmitting the order to the Fund.

    Shares of the Fund may be purchased by opening an account either by mail or by phone. Shares are deemed to be purchased as of the time of determination of the Fund's net asset value on the day the purchase order for the purchase of its shares is received in good form and accepted by the Fund.

    An investor who may be interested in having shares redeemed shortly after purchase should consider making unconditional payment by certified check or other means approved in advance by the Distributor. Payment of redemption proceeds will be delayed as long as necessary to verify by expeditious means that the purchase payment has been or will be collected. Such period of time typically will not exceed 15 days.

    AUTOMATIC  INVESTMENT PLAN.   Investors  may make  systematic investments in
fixed amounts automatically on a monthly basis through the Fund's Automatic Investment Plan. Additional information is available from the Distributor.

    PURCHASES  BY  MAIL.   To  open an  account  by mail,  complete  the general
authorization form attached to this Prospectus, and mail it, along with a check payable to "The Jundt Growth Fund, Inc." to:

       c/o National Financial Data Services
       P.O. Box 419168
       Kansas City, MO 64141-6168

    PURCHASES BY TELEPHONE. To open an account by telephone, call (800) 370-0612 to obtain an account number and instructions. Information concerning the account will be taken over the phone. The investor must then request a commercial bank with which he or she has an account and which is a member of the Federal Reserve System to transmit Federal Funds by wire to the Fund as follows:

       State Street Bank & Trust Company ABA #011000028
       For credit of: The Jundt Growth Fund, Inc.
       Checking Account No.: 9905-154-2
       Account Number: (assigned by telephone)

    Information on how to transmit Federal Funds by wire is available at any national bank or any state bank that is a member of the Federal Reserve System. The bank may charge the shareholder for the wire transfer. The investor will be required to complete the general authorization form attached to this Prospectus and mail it to the Fund after making the initial telephone purchase.

CLASS A SHARES -- LIMITED PURCHASER CLASS

    Class A shares are not generally available for sale to the public and are offered for sale exclusively to: (a) directors, officers, employees and consultants of the Fund (including partners and employees of outside legal counsel to the Fund), the Investment Adviser and the Distributor, members of their immediate families, and their lineal ancestors and descendants; (b) shareholders of the Fund at the time of the Open-End Conversion, but only so long as such shareholders remain Fund shareholders (a liquidation of the shareholder's account will thereupon terminate such person's privilege to invest in Class A shares); and (c) accounts for the benefit of any of the foregoing.

    The public offering price of Class A shares of the Fund is their next determined net asset value plus the applicable front-end sales charge ("FESC"). The Fund receives the net asset value. The FESC varies depending on the size of the purchase and is allocated between the Distributor and other broker-dealers. The current FESC schedule is as follows:

                                                                   FRONT-END SALES CHARGE
                                                               -------------------------------
                                                                 (AS A % OF                     DEALER REALLOWANCE
                                                                  OFFERING       (AS A % OF         (AS A % OF
AMOUNT OF INVESTMENT                                               PRICE)      NET INVESTMENT)   OFFERING PRICE)
-------------------------------------------------------------  --------------  ---------------  ------------------
Less than $25,000............................................         5.25%            5.54%             4.50%
$25,000 but less than $50,000................................         4.75%            4.99%             4.25%
$50,000 but less than $100,000...............................         4.00%            4.17%             3.50%
$100,000 but less than $250,000..............................         3.00%            3.09%             2.50%
$250,000 but less than $1,000,000............................         2.00%            2.04%             1.75%
$1,000,000 and greater.......................................         NONE*            NONE*            *

------------------------
* On any sale of Class A shares to an investor in the amount of $1 million or more, the Distributor will pay the dealer a commission equal to 1% of the amount of that sale that is less than $2.5 million, .50% of the amount of the sale that equals or exceeds $2.5 million but is less than $5 million and .25% of the sale that equals or exceeds $5 million. Although such purchases are not subject to a FESC, a contingent deferred sales charge of 1% will be imposed at the time of redemption if redeemed within one year. See "How to Redeem Fund Shares -- Contingent Deferred Sales Charge."

    In connection with the distribution of the Fund's Class A shares, the Distributor receives all applicable sales charges. The Distributor, in turn, pays other broker-dealers selling such shares the

"dealer reallowance" set forth above. In the event that shares are purchased by a financial institution acting as agent for its customers, the Distributor or the broker-dealer with whom such order was placed may pay all or part of its dealer reallowance to such financial institution in accordance with agreements between such parties.

    SPECIAL PURCHASE PLANS -- REDUCED SALES CHARGES. Certain investors (or groups of investors) may qualify for reductions in, or waivers of, the sales charges shown above. Investors should contact their broker-dealer or the Fund for details about the Combined Purchase Privilege, Cumulative Quantity Discount and Letter of Intention plans. Descriptions are also included in the authorization form and in the Statement of Additional Information. These special purchase plans may be amended or eliminated at any time by the Distributor without notice to existing Fund shareholders.

    RULE 12b-1 FEES. Class A shares are not subject to any Rule 12b-1 account maintenance or distribution fees.

    WAIVER OF SALES CHARGES. Class A shares will be issued at net asset value, and not subject to a FESC or contingent deferred sales charge ("CDSC"), if the purchase of such shares by a qualifying investor is funded by the proceeds from the redemption of shares of any unrelated open-end investment company that charges a sales charge. In order to exercise this privilege, the purchase order must be received by the Fund within 60 days after the redemption of shares of the unrelated investment company. Class A shares also will be issued at their net asset value, and not subject to a FESC or CDSC, to: (a) directors, officers, employees and consultants of the Fund (including partners and employees of outside legal counsel to the Fund), the Investment Adviser and the Distributor, members of their immediate families, and their lineal ancestors and descendants; and (b) accounts for the benefit of any of the foregoing. Investors that qualify to purchase Class A shares and would qualify to purchase Class D shares at net asset value, I.E., without the imposition of an FESC or CDSC, may also invest in Class A shares at net asset value. See "Class D Shares -- Initial Sales Charge Alternative -- Waiver of Sales Charges."

CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE

    The public offering price of Class B shares of the Fund is the net asset value of the Fund's shares. Class B shares are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a CDSC of up to 4% will be imposed if shares are redeemed within six years of purchase. For additional information, see "How to Redeem Fund Shares -- Contingent Deferred Sales Charge." In addition, Class B shares are subject to higher Rule 12b-1 fees as described below. The CDSC will depend on the number of years since the purchase was made, according to the following table, and will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or their net asset value at the time of redemption.

                                                                             CONTINGENT DEFERRED SALES CHARGE
                                                                           (AS A PERCENTAGE OF AMOUNT SUBJECT TO
REDEMPTION DURING                                                                         CHARGE)
----------------------------------------------------------------------  -------------------------------------------
1st Year Since Purchase...............................................                          4%
2nd Year Since Purchase...............................................                          4%
3rd Year Since Purchase...............................................                          3%
4th Year Since Purchase...............................................                          3%
5th Year Since Purchase...............................................                          2%
6th Year Since Purchase...............................................                          1%
Thereafter............................................................                        None

    Proceeds from the CDSC are paid to the Distributor and are used to defray expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of Class B shares, such as the payment of compensation to selected broker-dealers, and for selling Class B shares. The combination of the CDSC and the Rule 12b-1 fee enable the Fund to sell the Class B shares without deduction of a sales charge at the time of purchase. Although Class B shares are sold without an initial sales charge, the Distributor pays a sales commission equal to 4% of the amount invested to broker-dealers who sell Class B shares and an annual fee of 0.25% of the amount invested that begins to accrue one year after the shares are sold. Orders for Class B shares of $250,000 or more will be treated as orders for Class D shares (or Class A shares, if the investor is eligible to purchase Class A shares) or declined.

    RULE  12b-1  FEES.   Class  B shares  are subject  to  a Rule  12b-1 account
maintenance fee payable at an annual rate of .25% of the average daily net assets of the Fund attributable to Class B shares and a Rule 12b-1 distribution fee payable at an annual rate of .75% of the average daily net assets attributable to Class B shares. The higher Rule 12b-1 fee will cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A or Class D shares. For additional information about this fee, see "Management of the Fund -- The Distributor; Rule 12b-1 Distribution Plans."

    CONVERSION FEATURE. On the "designated conversion date" (the 15th day of each month, or the next business day if the 15th day is not a business day) following the eighth anniversary of their sale, Class B shares (including a pro rata portion of the shares of the Fund received in connection with dividend and distribution reinvestments) will automatically convert to Class D shares and will no longer be subject to the higher Rule 12b-1 fees attributable to Class B shares. Such conversion will be on the basis of the relative net asset values of the two Classes. Class D shares issued upon such conversion will not be subject to any FESC or CDSC. Class B shares acquired by exercise of the "reinstatement privilege" will convert into Class D shares based on the time of the original purchase of Class B shares. See "How to Redeem Fund Shares -- Reinstatement Privilege." The conversion of Class B shares into Class D shares is subject to the continuing availability of a ruling from the Internal Revenue Service that payment of different dividends by each of the Classes of shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"), and that such conversions do not constitute taxable events for federal tax purposes. There can be no assurance that such ruling will continue to be available, and the conversion of Class B shares into Class D shares will not occur if such ruling is not available at the time of conversion. In such event, Class B shares would continue to be subject to higher expenses than Class D shares for an indefinite period.

CLASS C SHARES -- LEVEL LOAD ALTERNATIVE

    The public offering price of Class C shares of the Fund is the net asset value of the Fund's shares. Class C shares are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a CDSC of 1% will be imposed if shares are redeemed within one year of purchase. For additional information, see "How to Redeem Fund Shares -- Contingent Deferred Sales Charge." In addition, Class C shares are subject to higher annual Rule 12b-1 fees as described below.

    Proceeds from the CDSC are paid to the Distributor and are used to defray expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of Class C shares, such as the payment of compensation to selected broker-dealers, and for selling Class C shares. The combination of the CDSC and the Rule 12b-1 fee enable the Fund to sell the

Class  C shares  without deduction of  a sales  charge at the  time of purchase.
Although Class C shares are sold without an initial sales charge, the Distributor pays a sales commission equal to 1.00% of the amount invested to broker-dealers who sell Class C shares at the time the shares are sold and an annual fee of 1.00% of the amount invested that begins to accrue one year after the shares are sold.

    RULE 12b-1 FEES. Class C shares are subject to a Rule 12b-1 account maintenance fee payable at an annual rate of .25% of the average daily net assets of the Fund attributable to Class C shares and a Rule 12b-1 distribution fee payable at an annual rate of .75% of the average daily net assets attributable to Class C shares. The higher Rule 12b-1 fee will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A or Class D shares. For additional information about this fee, see "Management of the Fund -- Distributor; Rule 12b-1 Distribution Plans."

    As between Class B and Class C shares, an investor that anticipates an investment in the Fund of longer than six years (the CDSC period applicable to Class B shares) would conclude that Class B shares are preferable to Class C shares because the Class B shares will automatically convert to Class D shares (to which lower Rule 12b-1 expenses apply) after eight years. However, an investor with an anticipated investment time frame of less than six years (or with an uncertain time frame) may choose Class C shares because of the larger and longer-term CDSC applicable to Class B shares.

CLASS D SHARES -- INITIAL SALES CHARGE ALTERNATIVE

    The public offering price of Class D shares of the Fund is their next determined net asset value plus the applicable FESC. The Fund receives the net asset value. The FESC varies depending on the size of the purchase and is allocated between the Distributor and other broker-dealers. The current FESC schedule is as follows:

                                                                   FRONT-END SALES CHARGE
                                                               -------------------------------
                                                                 (AS A % OF                      DEALER REALLOWANCE
                                                                  OFFERING       (AS A % OF          (AS A % OF
AMOUNT OF INVESTMENT                                               PRICE)      NET INVESTMENT)     OFFERING PRICE)
-------------------------------------------------------------  --------------  ---------------  ---------------------
Less than $25,000............................................         5.25%            5.54%              4.50%
$25,000 but less than $50,000................................         4.75%            4.99%              4.25%
$50,000 but less than $100,000...............................         4.00%            4.17%              3.50%
$100,000 but less than $250,000..............................         3.00%            3.09%              2.50%
$250,000 but less than $1,000,000............................         2.00%            2.04%              1.75%
$1,000,000 and greater.......................................         NONE*            NONE*              *

------------------------
* On any sale of Class D shares to an investor in the amount of $1 million or more, the Distributor will pay the dealer a commission equal to 1% of the amount of that sale that is less than $2.5 million, .50% of the amount of the sale that equals or exceeds $2.5 million but is less than $5 million and .25% of the sale that equals or exceeds $5 million. Although such purchases are not subject to a FESC, a CDSC of 1% will be imposed at the time of redemption if redeemed within one year. See "How to Redeem Fund Shares -- Contingent Deferred Sales Charge."

    In connection with the distribution of the Fund's Class D shares, the Distributor receives all applicable sales charges. The Distributor, in turn, pays other broker-dealers selling such shares the "dealer reallowance" set forth above and an annual fee of 0.25% of the amount invested that begins to accrue one year after the shares are sold. In the event that shares are purchased by a financial institution acting as agent for its customers, the Distributor or the broker-dealer with whom such order was placed may pay all or part of its dealer reallowance to such financial institution in accordance with agreements between such parties.

    SPECIAL PURCHASE PLANS -- REDUCED SALES CHARGES. Certain investors (or groups of investors) may qualify for reductions in, or waivers of, the sales charges shown above. Investors should contact their broker-dealer or the Fund for details about the Combined Purchase Privilege, Cumulative Quantity Discount and Letter of Intention plans. Descriptions are also included in the authorization form and in the Statement of Additional Information. These special purchase plans may be amended or eliminated at any time by the Distributor without notice to existing Fund shareholders.

    RULE 12b-1 FEES. Class D shares are subject to a Rule 12b-1 account maintenance fee payable at an annual rate of .25% of the average daily net assets of the Fund attributable to Class D shares. For additional information about this fee, see "Management of the Fund -- The Distributor; Rule 12b-1 Distribution Plans."

    WAIVER OF SALES CHARGES. Class D shares will be issued at net asset value, and not subject to a FESC or CDSC, if the purchase of such shares is funded by the proceeds from the redemption of shares of any unrelated open-end investment company that charges a sales charge. In order to exercise this privilege, the purchase order must be received by the Fund within 60 days after the redemption of shares of the unrelated investment company. Class D shares also will be issued at their net asset value, and not subject to a FESC or CDSC, to the following categories of investors:

    - Investment executives and other employees of broker-dealers and financial institutions that have entered into agreements with the Distributor for the distribution of Fund shares, and parents and immediate family members of such persons.

    - Trust companies and bank trust departments for funds held in a fiduciary, agency, advisory, custodial or similar capacity.

    - States   and   their   political   subdivisions,   and  instrumentalities,
      departments, authorities and agencies of states and their political subdivisions.

    - Registered investment advisers and their investment advisory clients.

    - Employee benefit plans qualified under Section 401(a) of the Code (which does not include Individual Retirement Accounts), and custodial accounts under Section 403(b)(7) of the Code (also known as tax-sheltered annuities).

                           HOW TO REDEEM FUND SHARES

    The Fund will redeem its shares in cash at the net asset value per share next determined after receipt of a shareholder's written request for redemption in good order. If shares for which payment has been collected are redeemed, payment will be made within three days. Shareholders that own more than one Class of the Fund's shares should clearly specify the Class or Classes of shares being redeemed.

    The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed directly through the Transfer Agent. Service agents may charge a nominal fee for effecting redemptions of Fund shares. It is the responsibility of each service agent to transmit redemption orders to the

Transfer Agent. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of shares redeemed may be more or less than their original cost depending upon the then-current net asset value of the Class being redeemed.

    The Fund may suspend this right of redemption and may postpone payment only when the New York Stock Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the New York Stock Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

    Although the Fund has no current intention of doing so, the Fund reserves the right to redeem its shares in kind. However, the Fund will pay in cash all redemption requests by any shareholder that, during any 90-day period, amount to no more than the lesser of: (a) $250,000; or (b) 1% of the Fund's net asset value at the beginning of such 90-day period. If a redemption were made in kind, a shareholder would incur transaction costs in disposing of any securities received.

    The Fund expects to redeem all of the shares of any shareholder whose account has remained below $1,000 as a result of redemptions for at least 60 days after the mailing to the shareholder of a "notice of intention to redeem."

CONTINGENT DEFERRED SALES CHARGE

    The CDSC will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or their net asset value at the time of redemption. No CDSC will be imposed on any redeemed shares that have been held for longer than the applicable CDSC period or to the extent the value of any redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed.

    In determining whether a CDSC is applicable to any redemption, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, it will be assumed that a redemption of Class B shares is made first of shares representing reinvestment of dividends and capital gains distributions and then of remaining shares held by the shareholder for the longest period of time. If a shareholder owns Class B and Class D shares, then absent a shareholder choice to the contrary, Class B shares not subject to a CDSC will be redeemed in full prior to any redemption of Class D shares not subject to a CDSC.

    The CDSC does not apply to: (a) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size;
(b) redemptions in the event of the death or disability of the shareholder within the meaning of Section 72(m)(7) of the Code; and (c) redemptions representing a minimum required distribution from an individual retirement account processed under a systematic withdrawal plan.

REINSTATEMENT PRIVILEGE

    The Distributor, upon notification, intends to provide, out of its own assets, a pro rata refund of any CDSC paid in connection with a redemption of shares of the Fund (by crediting such refunded CDSC to such shareholder's account) if, within 90 days of such redemption, all or any portion of the redemption proceeds are reinvested in shares of the same Class of the Fund. Any reinvestment within 90 days of a redemption with respect to which the CDSC was paid will be made without the imposition of an FESC but will be subject to the same CDSC to which such amount was subject prior to the redemption. The CDSC period will run from the original investment date of the redeemed shares but will be extended by the number of days between the redemption date and the reinvestment date.

EXCHANGE PRIVILEGE

    Except as described below, shareholders may exchange some or all of their Fund shares for shares of Jundt U.S. Emerging Growth Fund (a series of Jundt Funds, Inc.), provided that the shares to be acquired in the exchange are eligible for sale in the shareholder's state of residence. Class B shareholders may exchange their shares for Class B shares of Jundt U.S. Emerging Growth Fund, Class C shareholders may exchange their shares for Class C shares of Jundt U.S. Emerging Growth Fund and Class A and Class D shareholders may exchange their shares for Class D shares (or Class A shares, if the shareholder is eligible to purchase Class A shares) of Jundt U.S. Emerging Growth Fund.

    The minimum amount which may be exchanged is $1,000. The Fund and Jundt Emerging Growth Fund will execute the exchange on the basis of the relative net asset values next determined after receipt by the Fund. If a shareholder exchanges shares of the Fund that are subject to a CDSC for shares of Jundt Emerging Growth Fund, the transaction will not be subject to a CDSC. However, when shares acquired through the exchange are redeemed, the shareholder will be treated as if no exchange took place for the purpose of determining the CDSC. There is no specific time limit on exchange frequency; however, the Fund is intended for long term investment and not as a trading vehicle. The Investment Adviser reserves the right to prohibit excessive exchanges (more than four per quarter). The Distributor reserves the right, upon 60 days' prior notice, to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon, exchanges. An exchange is considered a sale of shares on which the investor may realize a capital gain or loss for income tax purposes. A shareholder may place exchange requests directly with the Fund, through the Distributor or through other broker-dealers. An investor considering an exchange should obtain a prospectus of Jundt Emerging Growth Fund and should read such prospectus carefully. Contact the Fund, the Distributor or any of such other broker-dealers for further information about the exchange privilege.

EXPEDITED REDEMPTIONS

    The Fund offers several expedited redemption procedures, described below, which allow a shareholder to redeem Fund shares at net asset value determined on the same day that the shareholder placed the request for redemption of those shares. Pursuant to these expedited redemption procedures, the Fund's shares will be redeemed at their net asset value next determined following the Fund's receipt of the redemption request. The Fund reserves the right at any time to suspend or terminate the expedited redemption procedures or to impose a fee for this service. There is currently no additional charge to the shareholder for use of the Fund's expedited redemption procedures.

    EXPEDITED TELEPHONE REDEMPTION. Shareholders redeeming at least $1,000 and no more than $25,000 of shares (which are not then represented by share certificates) may redeem by telephoning the Fund directly at (800) 370-0612. The applicable section of the authorization form must have been completed by the shareholder and filed with the Fund before the telephone request is received. The Fund will employ reasonable procedures to confirm that telephone instructions are genuine, including requiring that payment be made only to the shareholder's address of record or to the bank account designated on the authorization form and requiring certain means of telephonic identification. If the Fund fails to employ such procedures, it may be liable for any losses suffered by shareholders as a result of fraudulent instructions. The proceeds of the redemption will be paid by check mailed to the shareholder's address of record or, if requested at the time of redemption, by wire to the bank designated on the authorization form.

    EXPEDITED    REDEMPTIONS   THROUGH   CERTAIN    BROKER-DEALERS.      Certain
broker-dealers who have sales agreements with the Distributor may allow their customers to effect an expedited redemption of shares of the Fund purchased through such a broker-dealer by notifying the broker-dealer of the amount of shares to be redeemed. The broker-dealer is then responsible for promptly placing the redemption request with the Fund on the customer's behalf. Payment will be made to the shareholder by check or wire sent to the broker-dealer. Broker-dealers offering this service may impose a fee or additional requirements for such redemptions.

MONTHLY CASH WITHDRAWAL PLAN

    An investor who owns or buys shares of the Fund valued at $10,000 or more at the current offering price may open a Withdrawal Plan and have a designated sum of money paid monthly to the investor or another person. The applicable CDSC may apply to monthly redemptions of Class B or Class C shares. See "Monthly Cash Withdrawal Plan" in the Statement of Additional Information.

                        DETERMINATION OF NET ASSET VALUE

    The net asset value of each Class of the Fund's shares is determined once daily as of 15 minutes after the close of business on the New York Stock Exchange (generally 4:00 p.m., New York time) on each day during which the New York Stock Exchange is open for trading. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The net asset value is computed by dividing the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including but not limited to the fees paid to the Investment Adviser and the Administrator and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily.

    Portfolio securities which are traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on such exchange or market as of the close of business on the date of valuation. Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on the date of valuation and securities traded on other over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Options are valued at market value or fair value if no market exists. Futures contracts are valued in a like manner, except that open futures contract sales are valued using the closing settlement price or, in the absence of such a price, the most recent quoted asked price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser in accordance with policies and procedures established by the Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates fair value.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

    Substantially  all  of  the Fund's  net  realized gains  and  net investment income, if any, will be paid to shareholders annually. Dividends and distributions may be taken in cash or automatically reinvested in additional Fund shares (of the same Class of shares as the shares to which the dividends or distributions relate) at net asset value on the ex-dividend date. Dividends and distributions will be automatically reinvested in additional Fund shares unless the shareholder has elected in writing to receive dividends and distributions in cash.

TAXES

    The Fund historically has qualified, and intends to continue to qualify, as a "regulated investment company" under Subchapter M of the Code. If so qualified, the Fund will not be subject to federal income taxes to the extent its earnings are timely distributed. The Fund also intends to make distributions as required by the Code to avoid the imposition of the 4% federal excise taxes.

    The Fund will distribute substantially all of its net investment income and net capital gains to investors. Distributions to shareholders from the Fund's income and short-term capital gains are taxed as dividends (as ordinary income), and long-term capital gain distributions are taxed as long-term capital gains. Distributions of long-term capital gains will be taxable to the investor as long-term capital gains regardless of the length of time the shares have been held. A portion of the Fund's dividends may qualify for the dividends received deduction for corporations. The Fund's distributions are taxable when they are paid, whether a shareholder takes them in cash or reinvests them in additional Fund shares, except that dividends and distributions declared in December but paid in January are taxable as if paid on or before December 31. The federal income tax status of all distributions will be reported to shareholders annually. In addition to federal income taxes, dividends and distributions may also be subject to state or local taxes, and if the shareholder lives outside the United States, the dividends and distributions could also be taxed by the country in which the shareholder resides.

"BUYING A DIVIDEND"

    On the ex-dividend date for a dividend or distribution by the Fund, its share price is reduced by the amount of the dividend or distribution. If an investor purchases shares of the Fund on or before the record date ("buying a dividend"), the investor will pay the full price for the shares (which includes realized but undistributed earnings and capital gains of the Fund that accumulate throughout the year), and then receive a portion of the purchase price back in the form of a taxable distribution.

OTHER TAX INFORMATION

    Under federal tax law, some shareholders may be subject to a 31% withholding on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a taxpayer identification number is not on file with the Fund or any of its agents or who, to the Fund's or agent's knowledge, have furnished an incorrect number. In order to avoid this withholding requirement, investors must certify that the taxpayer identification number provided is correct and that the investment is not otherwise subject to backup withholding, or is exempt from backup withholding.

    THE FOREGOING TAX DISCUSSION IS GENERAL IN NATURE, AND EACH INVESTOR IS ADVISED TO CONSULT HIS OR HER TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE, LOCAL OR FOREIGN TAXATION.

                            PERFORMANCE INFORMATION

    Advertisements and communications to shareholders may contain various measures of the Fund's performance, including various expressions of total return. Additionally, such advertisements and communications may occasionally cite statistics to reflect the Fund's volatility or risk. Performance for each Class of the Fund's shares may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. The Fund presents performance information for Class A shares commencing with the Fund's inception and for Class B, Class C and Class D shares commencing with the Open-End Conversion. Performance information for Class A shares for the period prior to the Open-End Conversion reflects the performance of the Fund as a closed-end fund. As an open-end fund, the Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares. Class A and Class D average annual total return figures reflect the maximum initial FESC (but do not reflect the imposition of any CDSC upon redemption), and Class B and Class C average annual total return figures reflect any applicable CDSC. Performance for each Class is calculated separately.

    Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the performance of the Fund's Class A shares will cover one and, when available, five and ten-year periods, as well as the time period since the inception of the Fund. Advertisements of the performance of the Fund's Class B, Class C and Class D shares will cover the time period since the Open-End Conversion and, when available, one, five and ten-year periods.

    Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the maximum offering price per share (in the case of Class A or Class D shares) or the net asset value per share (in the case of Class B or Class C shares) at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A or Class D shares, or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. Calculations based on the net asset value per share do not reflect the deduction of the applicable front-end or contingent deferred sales charge which, if reflected, would reduce the performance quoted.

    In each case performance figures are based upon past performance. The investment results of the Fund, like all others, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's total return or average annual total return may be in any period.

    The Fund's performance from time to time in reports or promotional literature may be compared to generally accepted indices or analyses such as those published by Lipper Analytical Service, Inc., Standard & Poor's Corporation, Dow Jones & Company, Inc., CDA Investment Technologies, Inc., Morningstar, Inc. and Investment Company Data Incorporated. Performance ratings reported periodically in national financial publications also may be used.

    The Fund's Annual Reports will contain certain performance information regarding the Fund and will be made available to any recipient of this Prospectus upon request and without charge.

                              GENERAL INFORMATION

    The Fund was incorporated under the laws of the State of Minnesota on May 20, 1991 and is registered with the SEC under the Investment Company Act as an open-end management investment company. This registration does not involve supervision of management or investment policy by an agency of the federal government. The Fund initially was registered with the SEC as a closed-end management investment company but converted into an open-end management investment company immediately following the close of business on the New York Stock Exchange on December 28, 1995.

    The Fund is authorized to issue up to 10 billion shares of its common stock, par value $.01 per share. Currently, the Fund's shares are classified in four Classes (Class A, Class B, Class C and Class D) with 1 billion of the Fund's authorized shares allocated to each Class. The Fund's Board of Directors, without shareholder approval, is authorized to designate additional Classes of shares in the future (subject only to the Fund's overall authorized number of shares that have not been previously designated); however, the Board has no present intention to do so. Each Fund share has one vote, and shareholders will vote in the aggregate and not by Class except as otherwise required by law. Therefore, all Fund shares, irrespective of Class designation, have equal voting rights regarding the election of Fund directors, the ratification of the Fund's independent auditors and the approval of amendments to the Fund's Investment Advisory Agreement. In accordance with rules and regulations under the Investment Company Act, however, only shares of a given Class have the right to vote on amendments to the Rule 12b-1 Distribution Plan applicable to such Class. Additionally, because Class B shares (if held for the applicable time period) automatically convert into Class D shares, any proposed amendment to the Class D Distribution Plan that would increase the fees payable thereunder must be approved by Class D AND Class B shareholders (each voting separately as a Class).

    The Fund is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders, and does not intend to hold such meetings. The Board of Directors may convene shareholder meetings when it deems appropriate and is required under Minnesota law to schedule regular or special meetings in certain circumstances. Additionally, under Section 16(c) of the Investment Company Act, the Fund's Board of Directors must promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than ten percent of the Fund's outstanding shares.

    Under Minnesota law, the Fund's Board of Directors has overall responsibility for managing the Fund in good faith, in a manner reasonably believed to be in the Fund's best interests, and with the care an ordinarily prudent person in a like position would exercise in similar circumstances. The Fund's Articles of Incorporation limit the liability of the Fund's officers and directors to the fullest extent permitted by law.

    The Fund and the Investment Adviser have adopted a Code of Ethics that has been filed with the SEC as an exhibit to the Fund's Registration Statement (of which this Prospectus is a part). The Code of Ethics does not permit any director, officer or employee of the Fund, the Investment Adviser or the Distributor, other than the Fund's directors and officers who are not interested persons of the Fund, the Investment Adviser or the Distributor (collectively, the "Disinterested Directors and Officers"), to purchase any security in which the Fund is permitted to invest. If such person owns a security in which, following its purchase by such person, the Fund becomes permitted to invest, the person would not be permitted to acquire any additional interest in such security and must observe strict limitations in connection with any disposition of such security. Disinterested Directors and Officers are permitted to purchase and sell securities in which the Fund may invest, but may not effect any purchase or sale at any time during which the Fund has a pending buy or sell order for the same security. Information about how the Code of Ethics can be inspected or copied at the SEC's public reference rooms or obtained at the SEC's headquarters is available through the SEC's toll-free telephone number, (800) SEC-0330.

    For a further discussion of the above matters, see "General Information" in the Statement of Additional Information.

             THE JUNDT GROWTH FUND, INC. GENERAL AUTHORIZATION FORM

I wish to establish or revise my account in the Fund in accordance with these instructions, the terms and conditions of this form and the current Prospectus of the Fund, a copy of which I have received.

INSTRUCTIONS: 1)  Please complete Sections A through J, as applicable. Be sure to sign the certifications in Section J.
              2)  Please send this completed form and your check payable to the Fund to:
                  THE JUNDT GROWTH FUND, INC., C/O NATIONAL FINANCIAL DATA SERVICES, P.O. BOX 419168,
                  KANSAS CITY, MO 64141-6168

--------------------------------------------------------------------------------

A. ACCOUNT
REGISTRATION      / / Individual ---------------------------------------------------------------------------------
                                  First Name          Middle          Last Name          Social Security #
1. NAME           / / Joint Investor* ----------------------------------------------------------------------------
                                   First Name          Middle          Last Name          Social Security #

                  *The account will be registered "Joint tenants with rights of survivorship" unless otherwise specified.

                  / / Trust Account -----------------------------------------------------------------------------
                  Name of Trust                             Tax Identification #
                  ----------------------------------------------------------------------------------------------
                  Date of Trust                 Trustee(s)

                  / / Corporation, Partnership or Other Entity ----------------------------------------------------
                                                             Type of Entity               Tax Identification #
                  ----------------------------------------------------------------------------------------------
                  Name of Entity

               / / Transfer/Gift to Minors
                                               -------------------------------------------------------------------------------------
                                               Custodian's Name (one name only)           Minor's State of Residence
                                               -------------------------------------------------------------------------------------
                                               Minor's Name                               Minor's Social Security #

               / / Transfer on death to: ----------------------------------------------------------------------
                                                                                         Tax Identification #

2. ADDRESS                                                             (   )
               -------------------------------------------------  ---------------------------------------------------------
               Address/Apt.
               No.                                                   Area Code     Business Telephone

                                                                       (   )
               -------------------------------------------------  ---------------------------------------------------------
               City             State            Zip Code            Area Code     Home Telephone

--------------------------------------------------------------------------------

B. INITIAL    The  minimum initial  investment is $1,000.  Class A  and Class D  shares (except for
INVESTMENT    investments of $1 million  or more) are  subject to a front-end  sales charge at  the time  of purchase. Class B and Class C shares may be subject to a contingent deferred sales charge at the time of redemption. If a Class is not selected, the purchase will be made in Class D shares (Class A shares for investors qualified to purchase Class A shares). Orders for Class B shares of $250,000 or more will be treated as orders  for
              Class D shares (Class A shares for investors qualified to purchase Class A shares).

                         $
                         ----------------------------------------------------
                         Class A Shares

                         $
                         ----------------------------------------------------
                         Class B Shares

                         $
                         ----------------------------------------------------
                         Class C Shares

                         $
                         ----------------------------------------------------
                         Class D Shares

--------------------------------------------------------------------------------

C. DEALER
INFORMATION   ----------------------------------------------------------------------------------------------------
              Name of Broker-Dealer            Name of Representative            Representative's Phone #
              ----------------------------------------------------------------------------------------------------
              Branch Office Address                    Branch ID #                    Representative's ID #

--------------------------------------------------------------------------------

D. DIVIDEND       NOTE: IF NO ELECTION IS MADE, DIVIDENDS AND CAPITAL GAIN WILL AUTOMATICALLY BE REINVESTED.
DISTRIBUTIONS
                  / / Reinvested in additional shares           or           / / receive dividends in cash*
                  *For "receive in cash", please choose a delivery option:
                  / / Deposit directly into my bank account. ATTACHED IS A VOIDED CHECK, PHOTOCOPY OF A CHECK, OR A
                  SAVINGS DEPOSIT FORM SHOWING THE BANK ACCOUNT WHERE I WOULD LIKE YOU TO DEPOSIT THE DIVIDEND.
                  / / Savings         / / Checking
                  / / Mail check to my address listed in Section A.

--------------------------------------------------------------------------------

E. AUTOMATIC      /   /  Please  arrange  with  my   bank  to  invest  $  ($100   minimum)  per  month  in  the  Fund.
INVESTMENT          Please charge my bank account on the 5th day  (or next business day) of each month. ATTACHED IS  A
PLAN              VOIDED  CHECK, PHOTOCOPY OF A CHECK, OR A SAVINGS DEPOSIT FORM SHOWING THE BANK ACCOUNT ON WHICH THE
                  INVESTMENT IS GOING TO BE DRAWN.
                  / / Savings         / / Checking

--------------------------------------------------------------------------------

F.  LETTER OF     / / I elect to take advantage of the Letter of Intention and agree to the escrow provisions herein
INTENTION         and certify that I am entitled to reduced rates in accordance with the provisions herein. My initial
(CLASS A AND          investment will be at least 5% of the Letter of Intention amount. I intend to purchase, although
D ONLY)               I am not obligated to do so, Fund shares within a 13-month period, an aggregate amount of which will be at least:
                  / / $25,000        / / $50,000        / / $100,000        / / $1,000,000
                  / / This is a new Letter of Intention.
                  / / This is a retroactive 90-day Letter, requiring adjustment of prior purchase(s).

--------------------------------------------------------------------------------

G. COMBINED    / / I elect to take advantage of the Combined Purchase Privilege. Below is a list of accounts of qualifying
PURCHASE           individuals, organizations or other persons (see "Special Purchase Plans -- Combined Purchase Privilege" in the
PRIVILEGE          Statement of Additional information) with which I wish to combine my purchase for reduced sales charge purposes.
(CLASS A AND
D ONLY)
               1.                                                         2.
                      --------------------------------------------------         --------------------------------------------------
                      Account Number               Fund Name                     Account Number               Fund Name
                      --------------------------------------------------         --------------------------------------------------
                      Owner(s) Name                                              Owner(s) Name
                      --------------------------------------------------         --------------------------------------------------
                      Relationship                                               Relationship

--------------------------------------------------------------------------------

H. TELEPHONE      / / I  hereby authorize  the Fund's transfer  agent (the  "Transfer Agent") to  honor any  telephone
REDEMPTION            instructions  from any of  the registered shareholders  or the registered  representative of the
PRIVILEGE             above account for redemptions of at least  $1,000 and no more than $25,000. Redemptions  greater than  $25,000 must be in writing and signature  guaranteed. The Transfer Agent and the Fund will employ reasonable  procedures to  confirm  that telephone  instructions are  genuine,  including requiring  that payment be  made only to  the address registered  on the account  or to the bank account designated  below  and requiring  certain  means  of telephone  identification.  If  the
                      Transfer  Agent and the Fund fail  to employ such procedures, they  may be liable for any losses suffered as a result of unauthorized or fraudulent instructions. Provided the Transfer Agent and the Fund employ  such procedures, I  will indemnify and  hold harmless the  Transfer Agent,  the
                      Distributor, and the Fund from and against all losses, claims, expenses and liabilities that may arise  out of,  or be  in any  way connected with  a redemption  of shares  under this expedited redemption procedure. Proceeds will be mailed as registered on the account or wired to the  bank account designated below.
                  / / Savings         / / Checking
                  ATTACHED IS A VOIDED CHECK, PHOTOCOPY OF A CHECK, OR A SAVINGS DEPOSIT FORM SHOWING THE BANK ACCOUNT
                  TO WHICH PROCEEDS OF $1,000 OR MORE MAY BE WIRED IF REQUESTED.

--------------------------------------------------------------------------------

I. MONTHLY        /  / Please send a  check for $ on the  20th day (or preceding business  day) of each month (minimum
WITHDRAWAL            $100). This  service is  available only  for accounts  with balances  of $10,000.  A  contingent deferred  sales charge may apply to redemptions of  shares. Refer to "How to Redeem Fund Shares"
                      in the Prospectus.

________________________________________________________________________________
J. SIGNATURE
AND
CERTIFICATION

Substitute Form W-9          THE JUNDT GROWTH FUND, INC.

                         SIGNATURE CARD AND               ----------------------------------------
                   TAXPAYER IDENTIFICATION NUMBER          Account Number (to be completed by the
                            CERTIFICATION                                  Fund)

________________________________________________________________________________

PART I
                                                                        ------------------------------------
                                                            Social Security Number
        --------------------------------------------------
                  Name              PLEASE PRINT
                                                                    ---------------------------------------------
                                              REQUIRED -->                               or
                                                                    ---------------------------------------------
                                                            Tax Identification Number

                                                                    ---------------------------------------------
NOTE:  If the account is  in more than one name, give  the
       actual  owner  of  the account  or  the  first name
       listed on the account and their tax  identification
       number.

________________________________________________________________________________

PART II       Are  you an organization that meets the Internal Revenue Service ("IRS") definition of an exempt payee
              (I.E., corporations,  the United  States  and its  agencies,  a state,  etc.,  qualify as  exempt  but individuals DO NOT qualify as exempt)?
                                                      Yes / /        No / /

________________________________________________________________________________
CERTIFICATION:  Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number; and

(2) I am not subject to backup withholding either because I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS: You must cross out item (2) above if you have been notified by IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

I hereby certify that I have received a current prospectus, agree to be bound by its terms, and that I am empowered and duly authorized to execute and carry out the terms of this General Authorization Form and to purchase and hold the shares subscribed for thereby, and further certify that this General Authorization Form has been duly and validly executed on behalf of the person or entity listed above and constitutes a legal and binding obligation of such person or entity.

I hereby acknowledge that it is my obligation to notify my investment representative (at the time of investment) about my eligibility for any of the special purchase plans detailed in the Prospectus. Absent such notification, none of such plans will automatically be applied to any investment in Fund shares, and I have waived my eligibility for all applicable plans.

________________________________________________________________________________
PLEASE
                                                REQUIRED
SIGN HERE
                Signature-->                              Date-->
________________________________________________________________________________

JOINT
               Signature-->                               Date-->
                                        ________________________________________
INVESTORS
PLEASE
SIGN HERE
                Signature-->                              Date-->
________________________________________________________________________________
    The signature card is provided as a convenience to shareholders allowing shareholders to submit written requests for redemption without signature guarantee. (NOTE: For written redemption requests asking for proceeds to be mailed to other than the shareholder(s) or address of record a signature guarantee MUST be obtained. Signature guarantees are also required on redemptions over $50,000.)

    Please be sure to have all joint shareholders sign this card.

________________________________________________________________________________
NOTE: THIS SIGNED PAGE MUST ACCOMPANY THE PREVIOUS PAGE OF GENERAL AUTHORIZATION FORM

                    LETTER OF INTENTION AND TERMS OF ESCROW
                          (CLASS A AND D SHARES ONLY)

    If you estimate that during the next 13 months you will make a series of purchases totaling an amount which qualifies for a reduced sales charge, you may elect to take advantage of a Letter of Intention. The total investment must equal at least $25,000 in any class of Fund shares. The Letter of Intention does not obligate you to make purchases totaling a given amount, nor is the Fund making a binding commitment to sell you the full amount of the shares indicated.

As soon as the Fund is informed that you have chosen to invest with a Letter of Intention, each purchase can receive the appropriate (lower) sales charge. You or your dealer must inform us EACH TIME that a purchase is made under a Letter of Intention. (Automatic Investment Plans are not allowed for Letter of Intention purchasers.) Your first purchase must be at least 5% of the Letter of Intention amount.

For example, if you choose a Letter of Intention at the $100,000 level, you are telling the Fund that you expect your purchases over the next 13 months to total at least $100,000. Your first purchase must be at least $5,000. Whenever you make another purchase and tell the Fund you have a Letter of Intention for $100,000, you will be able to buy shares at the public offering price associated with a single purchase of $100,000.

Reduced rates on large transactions are limited to the following: an individual or a "company" as defined in Section 2(a)(8) of the Investment Company Act of 1940; an individual, his or her spouse and their children under the age of 21 purchasing securities for their own account; a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code); tax-exempt organizations enumerated in Section 501(c)(3) of the Internal Revenue Code; and any organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company, and provided that the purchase is made through a central administration, or through a single dealer, or by other means which result in economy of sales effort or expense. Such rates are not allowable to a group of individuals whose funds are combined, directly or indirectly, for the purchase of securities or to the agent, custodian or other representative of such group.

Out of your initial purchase or purchases, 5% of the dollar amount specified in the Letter of Intention shall be held in escrow by the Fund in the form of shares computed at the applicable public offering price. For example, if the amount of this Letter of Intention is $100,000 and the offering price (at the time of the initial transaction) is $10 a share, 500 shares ($5,000 worth) would be held in escrow. All shares purchased, including those escrowed, will be registered in your name and recorded in the same account, which will be credited fully with all income dividends and capital gain distributions declared. If the total purchases equal or exceed the amount specified by you as your expected aggregate purchases, the escrowed shares will be delivered to you or credited to your account. If total purchases are less than the amount specified, you will remit to the Fund an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges you would have paid on your aggregate purchases if the total of such purchases had been made at a single time. Neither dividends from investment income nor capital gain distributions taken in shares will apply toward the completion of this Letter of Intention. The contingent deferred sales charge (and not the front-end sales charge) will apply to Letters of Intention for $1,000,000 or more. See "How to Redeem Fund Shares -- Contingent Deferred Sales Charge" in the Prospectus. However, if total purchases pursuant to such Letter of Intention are less than $1,000,000 after a period of 13 months from the date of the first credited investment, you will remit to the Fund an amount equal to the front-end sales charge that would have applied if the actual aggregate amount invested were invested at one time, less any contingent deferred sales charge paid on any investment pursuant to such Letter of Intention redeemed during such period. The Fund will prepare and mail a statement to you and your dealer or representative, who shall be responsible for notifying you of the difference due and for determining from you whether you prefer to pay it in cash or have it liquidated from the escrowed shares. If the Fund has not received a check within 21 days of notification, it will be assumed that the preferred method is liquidation. The Fund will redeem a number of escrowed shares sufficient to realize the difference and release or deliver the remainder.

The Fund is hereby irrevocably appointed your attorney to surrender for redemption any or all escrowed shares under the conditions outlined above.

                              INVESTOR'S CHECKLIST
                   QUESTIONS: CALL THE FUND AT (800) 370-0612

PURCHASE SHARES

BY MAIL: Send completed application, together with your check payable to the Fund at:

                  The Jundt Growth Fund, Inc.
       c/o National Financial Data Services
       P.O. Box 419168
       Kansas City, MO 64141-6168

BY WIRE/TELEPHONE:  Call your  investment dealer/advisor  or the  Fund at  (800)
                    370-0612. The Fund will assign a new account number to you. Then instruct your commercial bank to wire transfer "Federal Funds" via the Federal Reserve System to:

                         State Street Bank & Trust Company ABA #011000028
                  For Credit of: The Jundt Growth Fund, Inc.
                  Checking Account No.: 9905-154-2
                  Account Number: (assigned by telephone)

SIGNATURES

    All shareholders must sign the General Authorization Form exactly as their names appear on the account form. Be sure all joint tenants sign. Only the custodian for a minor must sign. Fiduciaries and officers of the corporations or other organizations should indicate their capacity or title.

NOTE: See "How to Buy Fund Shares" in the Prospectus for order effectiveness and further information.

                          THE JUNDT GROWTH FUND, INC.
                      ELIGIBILITY CERTIFICATION STATEMENT

       This Eligibility Certification Statement must accompany your General Authorization Form when you establish your account in order to qualify your account: (1) to purchase Class A shares; and/ or (2) to purchase Class A shares or Class D shares at net asset value; I.E. without the imposition of any sales charges.

       Name: ___________________________________________________________________

       1.     ELIGIBILITY TO PURCHASE CLASS A SHARES

              The above-named purchaser is eligible to purchase Class A shares of The Jundt Growth Fund, Inc. (the "Fund") because it falls into the following category of investors:

              (CHECK ALL BOXES THAT APPLY)

              /  /        Shareholder of the  Fund on December  28, 1995 who has
continuously held Fund shares since that date. Please give details, including name in which shares were held, and name and telephone number of any broker who held such shares.

 _______________________________________________________________________________

 _______________________________________________________________________________

              / /        Director, officer, employee or  consultant of the  Fund
(including partners and employees of outside legal counsel to the Fund), Jundt Associates, Inc. or U.S. Growth Investments, Inc. or a member of the immediate family, or a lineal ancestor or descendant, of any such person. Please give details, including name of person and company or firm: _________________________

 _______________________________________________________________________________

              / /      Account  for the benefit of any of the foregoing.  Please
explain: _______________________________________________________________________

 _______________________________________________________________________________

       I hereby certify that the enclosed investment represents a purchase of Fund shares for myself or a beneficial account. I also certify that, as described in the Fund's current prospectus, I am eligible to purchase Class A shares, and I will notify the Fund in the event I cease to be so eligible.

                                       Signature: ______________________________

                                       Date:     _______________________________

       2. ELIGIBILITY TO PURCHASE CLASS A SHARES OR CLASS D SHARES AT NET ASSET VALUE

              The above-named purchaser is eligible to purchase Class A shares or Class D shares of the Fund at net asset value because it falls into the following category of investors:

              (CHECK ALL BOXES THAT APPLY)

              /  /       Director,  officer, employee or  consultant of the Fund
(including partners and employees of outside legal counsel to the Fund), Jundt Associates, Inc. or U.S. Growth Investments, Inc. or a member of the immediate family, or a lineal ancestor or descendant, of any such person. Please give details, including name of person and company or firm: _________________________

 _______________________________________________________________________________

              /  /      Account for  the benefit of any of the foregoing. Please
explain: _______________________________________________________________________

 _______________________________________________________________________________

              / / Investment executive or other employee of a broker-dealer or financial institution that has entered into an agreement with U.S. Growth Investments, Inc. for the distribution of Fund shares or a parent or immediate family member of any such person.

                     Please  give  details,   including  name   of  person   and
broker-dealer or financial institution:

 _______________________________________________________________________________

 _______________________________________________________________________________

              /  /      Trust company or bank trust department for funds held in
a fiduciary, agency, advisory, custodial or similar capacity.

              /  /             States   and  their  political  subdivisions   or
instrumentalities, departments, authorities and agencies thereof.

              /  /          Registered investment  advisers or  their investment
advisory clients.

              / /      Section 401(a) employee benefit plans.

              / /      Section 403(b)(7) custodial accounts.

       I hereby certify that the enclosed investment represents a purchase of Fund shares for myself or a beneficial account. I also certify that, as described in the Fund's current prospectus, I am eligible to purchase Class A shares or Class D shares, as applicable, at net asset value, and I will notify the Fund in the event I become no longer eligible for net asset value purchases.

       I understand that any intention abuse of the net asset value purchase privilege may result in the application of retroactive sales charges or other penalties in the discretion of U.S. Growth Investments, Inc.

                                       Signature: ______________________________

                                       Date:     _______________________________

                                                                      APPENDIX A

            GENERAL CHARACTERISTICS AND RISKS OF FUTURES AND OPTIONS

STOCK INDEX FUTURES, OPTIONS ON STOCK INDICES AND OPTIONS ON STOCK INDEX FUTURES CONTRACTS

    The Fund may purchase and sell stock index futures, options on stock indices and options on stock index futures contracts as a hedge against movements in the equity markets.

    A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

    Options on stock indices are similar to options on specific securities, described below, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently, options traded include the S&P 100 Index, the S&P 500 Index, the NYSE Composite Index, the AMEX Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Computer Technology Index.

    If the Fund's Investment Adviser expects general stock market prices to rise, it might purchase a stock index futures contract, or a call option on that index, as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's futures contract or index option resulting from the increase in the index. If, on the other hand, the Investment Adviser expects general stock market prices to decline, it might sell a futures contract, or purchase a put option, on the index. If that index does decline, the value of some or all of the equity securities in the Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such futures contract or put option.

    The Fund may purchase and write call and put options on stock index futures contracts. The Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and selling the underlying futures or purchasing and writing options directly on the underlying securities or stock indices. For example, the Fund may purchase put options or write call options on stock index futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or purchase call options or write put options on stock index futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities which the Fund intends to purchase.

    In connection with transactions in stock index futures, stock index options and options on stock index futures, the Fund will be required to deposit as "initial margin" an amount of cash and short-term U.S. Government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

OPTIONS ON SECURITIES

    The Fund may write covered put and call options and purchase put and call options on the securities in which it may invest that are traded on U.S. securities exchanges. The Fund may also write call options that are not covered for cross-hedging purposes.

    The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option; the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price which will usually exceed the then market value of the underlying security.

    The writer of an option that wished to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

    Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

    The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

    An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing
Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

    The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

    The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

    The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

    The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

RISK FACTORS IN FUTURES AND OPTIONS TRANSACTIONS

    The effective use of futures and options strategies depends, among other things, on the Fund's ability to terminate futures and options positions at times when the Investment Adviser deems it desirable to do so. Although the Fund will not enter into a futures or option position unless the Investment Adviser believes that a liquid secondary market exists for such future or option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Fund expects that its futures and options transactions will be conducted on recognized commodities and securities exchanges.

    The use of futures and options involves the risk of imperfect correlation between movements in futures and options prices and movements in the price of securities which are the subject of the hedge. Such correlation, particularly with respect to stock index futures and options on stock indices, is imperfect, and such risk increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the Investment Adviser to correctly forecast general stock market price movements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          THE JUNDT GROWTH FUND, INC.

                               ------------------

                                   PROSPECTUS
                               DECEMBER 29, 1995

                            ------------------------

                               TABLE OF CONTENTS

The Fund..............................          2
Purchase Information..................          2
Fees and Expenses.....................          3
Financial Highlights..................          5
Investment Objective and Policies.....          6
Management of the Fund................         10
How to Buy Fund Shares................         12
How to Redeem Fund Shares.............         18
Determination of Net Asset Value......         21
Dividends, Distributions and Taxes....         22
Performance Information...............         23
General Information...................         24
Appendix A -- General Characteristics
 and Risks of Futures and Options.....        A-1

                            ------------------------

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY, SHARES OF THE FUND IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING OR SOLICITATION MAY NOT LAWFULLY BE MADE. NEITHER THE DELIVERY OF THIS
PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL CREATE ANY IMPLICATION THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF.

                               INVESTMENT ADVISER
                             Jundt Associates, Inc.
                            1550 Utica Avenue South
                                   Suite 950
                          Minneapolis, Minnesota 55416

                                  DISTRIBUTOR
                         U.S. Growth Investments, Inc.
                            1550 Utica Avenue South
                                   Suite 950
                          Minneapolis, Minnesota 55416

                                 ADMINISTRATOR
                         Princeton Administrators, L.P.
                                 P.O. Box 9011
                          Princeton, New Jersey 08543

                                 TRANSFER AGENT
                       Investors Fiduciary Trust Company
                                 1004 Baltimore
                          Kansas City, Missouri 64105

                                   CUSTODIAN
                          Norwest Bank Minnesota, N.A.
                            90 South Seventh Street
                          Minneapolis, Minnesota 55402

                              INDEPENDENT AUDITORS
                             KPMG Peat Marwick LLP
                              4200 Norwest Center
                          Minneapolis, Minnesota 55402

                                 LEGAL COUNSEL
                                Faegre & Benson
                   Professional Limited Liability Partnership
                              2200 Norwest Center
                          Minneapolis, Minnesota 55402

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          THE JUNDT GROWTH FUND, INC.

                      REGISTRATION STATEMENT ON FORM N-1A

                                     PART B
                      STATEMENT OF ADDITIONAL INFORMATION

                          THE JUNDT GROWTH FUND, INC.
                       1550 UTICA AVENUE SOUTH, SUITE 950
                          MINNEAPOLIS, MINNESOTA 55416
                                 (800) 370-0612

                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED DECEMBER 29, 1995

    The Jundt Growth Fund, Inc. (the "Fund") is a professionally managed, diversified, open-end management investment company (commonly known as a mutual fund). The Fund currently has four classes of shares (each a "Class" and, collectively, "Classes") -- Class A, Class B, Class C and Class D shares. Class A shares are offered for sale exclusively to certain specified investors and are not offered for sale to the public generally.

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated December 29, 1995 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "SEC"). To obtain a copy of the Prospectus, please call the Fund or your investment executive.

                               TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                            ---------
Investment Objective, Policies and Restrictions...........................................................  B-2
Taxes.....................................................................................................  B-3
Advisory, Administrative and Distribution Agreements......................................................  B-5
Special Purchase Plans....................................................................................  B-9
Monthly Cash Withdrawal Plan..............................................................................  B-10
Determination of Net Asset Value..........................................................................  B-11
Calculation of Performance Data...........................................................................  B-11
Directors and Officers....................................................................................  B-14
Counsel and Auditors......................................................................................  B-16
General Information.......................................................................................  B-16
Financial and Other Information...........................................................................  B-17
Financial Statements......................................................................................  F-1

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR IN THE PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE FUNDS INVESTMENT ADVISER OR PRINCIPAL UNDERWRITER. NEITHER THIS STATEMENT OF ADDITIONAL INFORMATION NOR THE PROSPECTUS CONSTITUTES AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY, SHARES OF THE FUND IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING OR SOLICITATION MAY NOT LAWFULLY BE MADE. NEITHER THE DELIVERY OF THIS STATEMENT OF ADDITIONAL INFORMATION NOR ANY SALE MADE HEREUNDER (OR UNDER THE PROSPECTUS) SHALL CREATE ANY IMPLICATION THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF.

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

    The  Fund's  investment  objective  and  policies  are  set  forth  in   the
Prospectus. Certain additional investment information is set forth below.

INVESTMENT RESTRICTIONS

    The Fund has adopted certain FUNDAMENTAL RESTRICTIONS that may not be changed without approval of shareholders owning a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). Under the Investment Company Act, "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund; or (b) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. As fundamental policies, the Fund may not:

        1. Invest more than 25% of its total assets in any one industry (securities issued or guaranteed by the United States Government, its agencies or instrumentalities are not considered to represent industries);

        2. With respect to 75% of the Fund's assets, invest more than 5% of the Fund's assets (taken at a market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

        3. Borrow money or issue senior securities (as defined in the Investment Company Act) except that the Fund may borrow in amounts not exceeding 15% of its total assets from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities;

        4. Pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by restriction 3 above (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose);

        5. Make loans of securities to other persons in excess of 25% of its total assets; provided the Fund may invest without limitation in short-term obligations (including repurchase agreements) and publicly distributed obligations;

        6. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

        7. Purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein;

        8. Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures and options on futures;

         9. Purchase or sell commodities or commodity contracts, except that, for the purpose of hedging, it may enter into contracts for the purchase or sale of debt and/or equity securities for future delivery, including futures contracts and options on domestic and foreign securities indices;

        10.   Make  investments  for  the   purpose  of  exercising  control  or
    management; or

        11. Invest more than 15% of its assets in illiquid securities.

    In addition to the foregoing fundamental restrictions, the Fund has adopted certain NON-FUNDAMENTAL RESTRICTIONS, which may be changed by the Fund's Board of Directors without the approval of the Fund's shareholders. As non-fundamental policies, the Fund may not:

        1. Invest in securities issued by other investment companies in excess of limitations imposed by federal and applicable state law;

        2. Invest more than 10% of its net assets (taken at market value at the time of purchase) in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise marketable;

        3. Invest more than 10% of its assets (taken at market value at the time of purchase) in the outstanding securities of any single issuer;

        4. Purchase or sell interests in oil, gas or other mineral exploration or development plans or leases;

        5. Invest in warrants if at the time of acquisition more than 5% of its total assets, taken at market value at the time of purchase, would be invested in warrants, and if at the time of action more than 2% of its total assets, taken at market value at the time of purchase, would be invested in warrants not traded on the New York Stock Exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value;

        6. Invest more than 10% of its total assets in securities of issuers which together with any predecessors have a record of less than three years of continuous operation;

        7. Own more than 10% of the outstanding voting securities of any one issuer; or

        8.  Purchase equity securities in private placements.

    With respect to each of the foregoing fundamental and non-fundamental investment restrictions involving a percentage of the Fund's assets, if a percentage restriction or limitation is adhered to at the time of an investment or sale (other than a maturity) of a security, a later increase or decrease in such percentage resulting from a change of values or net assets will not be considered a violation thereof.

                                     TAXES

    The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of stock or securities, or options, futures, and certain forward contracts or foreign currencies held for less than three months; and (c) satisfy certain diversification requirements at the close of each quarter of the Funds taxable year.

    As a regulated investment company, the Fund will not be liable for federal income taxes on the part of its taxable net investment income and net capital gains, if any, that it distributes to shareholders, provided it distributes at least 90% of its "investment company taxable income" (as that term is defined in the Code) to Fund shareholders in each taxable year. However, if for any taxable year a Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits.

    The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute: (i) at least 98% of its taxable ordinary income (not taking into account any capital gains or losses) for the calendar year; (ii) at least 98% of its capital gain net income for the twelve month period ending on October 31 (or December 31, if the Fund so elects); and (iii) any portion (not taxed to the
Fund) of the respective balances from the prior year. To the extent possible, the Fund intends to make sufficient distributions to avoid this 4% excise tax.

    The Fund, or the shareholder's broker with respect to the Fund, is required to withhold federal income tax at a rate of 31% of dividends, capital gains distributions and proceeds of redemptions if a shareholder fails to furnish the Fund with a correct taxpayer identification number ("TIN") or to certify that he is exempt from such withholding, or if the Internal Revenue Service notifies the Fund or broker that the shareholder has provided the Fund with an incorrect TIN or failed to properly report dividend or interest income for federal income tax purposes. Any such withheld amount will be fully creditable on the shareholders federal income tax return. An individual's TIN is his social security number.

    The Fund may write, purchase or sell options or futures contracts. Generally, options and futures contracts that are "Section 1256 contracts" will be "marked to market" for federal income tax purposes at the end of each taxable year, I.E., each option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Gain or loss from transactions in options and futures contracts that are subject to the "marked to market" rule will be 60% long-term and 40% short-term capital gain or loss. However, the Fund may be eligible to make a special election under which certain "Section 1256 contracts" would not be subject to the "marked to market" rule.

    Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's transactions in options and futures contracts. Under
Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options and futures.

    One of the requirements for qualification as a registered investment company is that less than 30% of the Fund's gross income may be derived from gains from the sale or other disposition of securities, including options, futures and forward contracts, held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option or futures contract.

              ADVISORY, ADMINISTRATIVE AND DISTRIBUTION AGREEMENTS

INVESTMENT ADVISORY AGREEMENT

    Jundt Associates, Inc. (the "Investment Adviser") has been retained as the Fund's investment adviser pursuant to an investment advisory agreement entered into by and between the Fund and Investment Adviser (the "Advisory Investment Agreement"). Under the terms of the Investment Advisory Agreement, the Investment Adviser furnishes continuing investment supervision to the Fund and is responsible for the management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors.

    The Investment Adviser furnishes office space, equipment and personnel to the Fund in connection with the performance of its investment management responsibilities. In addition, the Investment Adviser pays the salaries and fees of all officers and directors of the Fund who are affiliated persons of the Investment Adviser.

    The Fund pays all other expenses incurred in the operation of the Fund including, but not limited to, brokerage and commission expenses; interest charges; fees and expenses of legal counsel and independent auditors; the Fund's organizational and offering expenses, whether or not advanced by the Investment Adviser; taxes and governmental fees; expenses (including clerical expenses) of issuance, sale or repurchase of the Fund's shares; membership fees in trade associations; expenses of registering and qualifying shares of the Fund for sale under federal and state securities laws; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of regular and special shareholders meetings; expenses of filing reports and other documents with governmental agencies; charges and expenses of the Fund's administrator, custodian and registrar, transfer agent and dividend disbursing agent; expenses of disbursing dividends and distributions; compensation of the Fund's officers, directors and employees who are not affiliated with the Investment Adviser; travel expenses of directors of the Fund for attendance at meetings of the Board of Directors; insurance expenses; indemnification and other expenses not expressly provided for in the Investment Advisory Agreement; and any extraordinary expenses of a non-recurring nature.

    For its services, the Investment Adviser receives from the Fund a monthly fee at an annual rate of 1% of the Fund's average daily net assets. These fees exceed those paid by most other investment companies. During the fiscal years ended June 30, 1993, June 30, 1994 and December 31, 1994 (a six-month fiscal year occasioned by the change in the Fund's fiscal year end from June 30 to December 31 during such period), the Fund paid the Investment Adviser fees of $4,648,228, $2,586,007, and $1,092,907, respectively.

    The Investment Advisory Agreement continues in effect from year to year, if specifically approved at least annually by a majority of the Fund's directors, including a majority of the directors who are not interested persons (as defined in the Investment Company Act) of the Fund or the Investment Adviser
("Independent Directors") at a meeting in person. The Investment Advisory Agreement may be terminated by either party, by the Independent Directors or by a vote of the holders of a majority of the outstanding securities of the Fund, at any time, without penalty, upon 60 days' written notice, and automatically terminates in the event of its "assignment" (as defined in the Investment Company Act).

PORTFOLIO TRANSACTIONS, BROKERAGE COMMISSIONS AND PORTFOLIO TURNOVER RATE

    Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is responsible for investment decisions and for the execution of the Fund's portfolio transactions. The Fund has no obligation to deal with any particular broker or dealer in the execution of transactions in portfolio securities. In executing such transactions, the Investment Adviser seeks to obtain the best price and execution for its transactions. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission.

    For the fiscal year ended December 31, 1994 (which consisted of the six-month period from July 1 to December 31, 1994) and for the twelve months ended December 31, 1994, the Fund paid brokerage commissions of $56,048 and $133,214, respectively, to brokers. Of these amounts, $8,586 (15.32% of total commissions paid by the Fund) and $15,426 (11.58% of total commissions paid by the Fund), respectively, were paid to Merrill Lynch, Pierce, Fenner & Smith
Incorporated ("Merrill Lynch"), an affiliated person of Princeton Administrators, L.P., the Fund's administrator. Additionally, the Fund entered into principal transactions (excluding short-term securities) with Merrill Lynch aggregating $3,314,696 and $7,252,312 for the fiscal year ended December 31, 1994 (which consisted of the six-month period from July 1 to December 31, 1994) and for the 12 months ended December 31, 1994, respectively. No commissions were paid to brokers which are affiliated persons of the Fund as defined in the Investment Company Act. The Fund's portfolio turnover rate for these same periods was 19% and 48%, respectively.

ADMINISTRATION AGREEMENT

    Under the terms of an administration agreement by and between Princeton Administrators, L.P. (the "Administrator") and the Fund (the "Administration Agreement"), the Administrator performs or arranges for the performance of the following administrative services: (a) maintenance and keeping of certain books and records of the Fund; (b) preparation or review and, subject to the Fund's review, filing certain reports and other documents required by federal, state and other applicable U.S. laws and regulations to maintain the Fund's registration as an open-end investment company; (c) coordination of tax related matters; (d) response to inquiries from Fund shareholders; (e) calculation and dissemination for publication of the net asset value of the Fund's shares; (f) oversight and, as the Fund's Board of Directors may request, preparation of reports and recommendations to the Board of Directors on the performance of administrative and professional services rendered to the Fund by others, including the Fund's custodian and any subcustodian, registrar, transfer agency, and dividend disbursing agent, as well as accounting, auditing and other services; (g) provision of competent personnel and administrative offices necessary to perform its services under the Administration Agreement; (h) arrangement for the payment of Fund expenses; (i) consultations with Fund officers and various service providers in establishing the accounting policies of the Fund; (j) preparation of such financial information and reports as may be required by any banks from which the Fund borrows funds; and (k) provision of such assistance to the Investment Adviser, the custodian and any subcustodian, and the Fund's counsel and auditors as generally may be required to carry on properly the business and operations of the Fund. Under the Administration

Agreement, the Fund agrees to cause its transfer agent to timely deliver to the Administrator such information as may be necessary or appropriate for the Administrator's performance of its duties and responsibilities to the Fund.

    The Administrator is obligated, at its expense, to provide office space, facilities, equipment and necessary personnel in connection with its provision of services under the Administration Agreement; however, the Fund (in addition to the fees payable to the Administrator under the Administration Agreement, as described below) has agreed to pay reasonable travel expenses of persons who perform administrative, clerical and bookkeeping functions on behalf of the
Fund. Additionally,  the  expenses  of  legal  counsel  and  accounting  experts retained by the Administrator, after consulting with Fund counsel and independent auditors, as may be necessary or appropriate in connection with the Administrator's provision of services to the Fund, are deemed expenses of, and shall be paid by, the Fund.

    For the services rendered to the Fund and the facilities furnished, the Fund is obliged to pay the Administrator, subject to an annual minimum fee of $125,000, a monthly fee at an annual rate of .20% of the first $600 million of the Fund's average daily net assets and .175% of the Fund's average daily net assets in excess of $600 million. Prior to the conversion of the Fund from a closed-end investment company into an open-end investment company immediately following the close of business on the New York Stock Exchange on December 28, 1995 (the "Open-End Conversion"), the Fund paid the Administrator, subject to an annual minimum fee of $150,000, a monthly fee at an annual rate of .25% of the Fund's average weekly net assets not exceeding $300 million and .20% of the average weekly net assets in excess of $300 million. During the fiscal years ended June 30, 1993, June 30, 1994 and December 31, 1994 (which consisted of the six-month period from July 1 to December 31, 1994), the Fund paid the Administrator fees and expense reimbursements of $1,079,645, $636,273, and $273,227, respectively, under the Administration Agreement then in effect.

    The Administration Agreement will remain in effect unless and until terminated in accordance with its terms. It may be terminated at any time, without the payment of any penalty, by the Fund on sixty days written notice to the Administrator and by the Administrator on ninety days written notice to the Fund. The Administration Agreement terminates automatically in the event of its assignment.

    The principal address of the Administrator is P.O. Box 9011, Princeton, New Jersey 08543.

THE DISTRIBUTOR

    Pursuant to a Distribution Agreement by and between U.S. Growth Investments, Inc. (the "Distributor") and the Fund (the "Distribution Agreement"), the Distributor serves as the principal underwriter of the Fund's shares. The Fund's shares are offered continuously by and through the Distributor. As agent of the Fund, the Distributor accepts orders for the purchase and redemption of Fund shares. The Distributor may enter into selling agreements with other dealers and financial institutions, pursuant to which such dealers and/or financial institutions also may sell Fund shares.

RULE 12B-1 DISTRIBUTION PLANS

    Rule 12b-1 under the Investment Company Act provides that any payments made by the Fund (or any Class thereof) in connection with the distribution of its shares must be pursuant to a written plan describing all material aspects of the proposed financing of distribution and that any agreements entered into in furtherance of the plan must likewise be in writing. In accordance with Rule 12b-1, effective at the time of the Open-End Conversion, the Fund adopted a separate Rule 12b-1 Distribution Plan for each of its Class B, Class C and Class D shares. There is no Rule 12b-1 Distribution Plan for the Fund's Class A shares.

    Rule 12b-1 requires that the Distribution Plans (the "Plans") and the Distribution Agreement be approved initially, and thereafter at least annually, by a vote of the Board of Directors including a majority of the directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plans or in any agreement relating to the Plans, cast in person at a meeting called for the purpose of voting on the plan or agreement. Rule 12b-1 requires that the Distribution Agreement and each Plan provide, in substance:

        (a) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in the preceding paragraph;

        (b) that any person authorized to direct the disposition of moneys paid or payable by the Fund pursuant to the Plan or any related agreement shall provide to the Fund's Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and

        (c) in the case of a Plan, that it may be terminated at any time by a vote of a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan or by a vote of a majority of the outstanding voting shares of each affected Class or Classes of the Fund's shares.

    Rule 12b-1 further requires that none of the Plans may be amended to increase materially the amount to be spent for distribution without approval by the shareholders of the affected Class or Classes and that all material amendments of the Plan must be approved in the manner described in the paragraph preceding clause (a) above.

    Rule 12b-1 provides that the Fund may rely upon Rule 12b-1 only if the selection and nomination of the Fund's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1 provides that the Fund may implement or continue the Plans only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the Investment Company Act, that there is a reasonable likelihood that each Plan will benefit the Fund and its shareholders. The Board of Directors has concluded that there is a reasonable likelihood that the Distribution Plans will benefit the Fund and its shareholders.

    Under its Distribution Plan, each of Class B, Class C and Class D pays the Distributor a Rule 12b-1 account maintenance fee equal on an annual basis to
 .25% of the average daily net assets attributable to each such Class. This account maintenance fee is designed to compensate the Distributor and certain broker-dealers and financial institutions with which the Distributor has entered into selling arrangements for the provision of certain services to the holders of Fund shares, including, but not limited to, answering shareholder questions, providing shareholders with reports and other information and providing various other services relating to the maintenance of shareholder accounts.

    The Distribution Plans of Class B and Class C provide for the additional payment of a Rule 12b-1 distribution fee to the Distributor, equal on an annual basis to .75% of the average daily net assets attributable to such Class. This fee is designed to compensate the Distributor for advertising, marketing, and distributing the Class B and Class C shares, including the provision of initial and ongoing sales compensation to the Distributors sales representatives and to other broker-dealers and financial institutions with which the Distributor has entered into selling arrangements.

                             SPECIAL PURCHASE PLANS

    AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares may be purchased through a preauthorized automatic investment plan. Such preauthorized investments (at least $50) may be used to purchase shares of the Fund at the public offering price next determined after the Fund receives the investment (normally the 5th of each month, or the next business day thereafter). Further information is available from the Distributor.

    COMBINED PURCHASE PRIVILEGE. The following persons (or groups of persons) may qualify for reductions from the front-end sales charge ("FESC") schedule for Class A or Class D shares set forth in the Prospectus by combining purchases of any Class of Fund shares, if the combined purchase of all Fund shares totals at least $25,000:

        (i) an individual or a company as defined in Section 2(a)(8) of the Investment Company Act;

        (ii) an individual, his or her spouse and their children under twenty-one, purchasing for his, her or their own account;

       (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust) created pursuant to a plan qualified under Section 401 of the Code;

       (iv) tax-exempt organizations enumerated in Section 501(c)(3) of the Code;

        (v) employee benefit plans of a single employer or of affiliated employers;

       (vi) any organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company, and provided that the purchase is made through a central administration, or through a single dealer, or by other means which result in economy of sales effort or expense. An organized group does not include a group of individuals whose sole organizational connection is participation as credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer, or clients of an investment adviser.

    CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION). A purchase of Class A or Class D shares may qualify for a Cumulative Quantity Discount. The applicable FESC will then be based on the total of:

        (i) the investor's current purchase; and

        (ii) the net asset value (at the close of business on the previous day) of Fund shares held by the investor; and

       (iii) the net asset value of shares of any Class of Fund shares owned by another shareholder eligible to participate with the investor in a Combined Purchase Privilege (see above).

    For example, if an investor owned shares worth $15,000 at the then current net asset value and purchased an additional $10,000 of shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $25,000 purchase.

    To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Fund with sufficient information to verify that the purchase qualifies for the privilege or discount.

    LETTER OF INTENTION. Investors wishing to purchase Class A or Class D shares may also obtain the reduced FESC shown in the Prospectus by means of a written Letter of Intention, which expresses the investor's intention to invest not less than $25,000 (including certain "credits," as described below) within a period of 13 months in any Class of Fund shares. Each purchase of shares under a Letter of Intention will be made at the public offering price applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intention. A Letter of Intention may include purchases of shares made not more than 90 days prior to the date that an investor signs a Letter of Intention; however, the 13-month period during which the Letter of Intention is in effect will begin on the date of the earliest purchase to be included. Investors qualifying for the Combined Purchase Privilege described above may purchase shares under a single Letter of Intention.

    For example, assume that on the date an investor signs a Letter of Intention to invest at least $25,000 as set forth above and the investor and the investors spouse and children under twenty-one have previously invested $10,000 in shares which are still held by such persons. It will only be necessary to invest a total of $15,000 during the 13 months following the first date of purchase of such shares in order to qualify for the sales charges applicable to investments of $25,000.

    The Letter of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intention and qualifies for further reduced sales charges, the sales charges will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charges will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases.

    Investors electing to take advantage of the Letter of Intention should carefully review the appropriate provisions on the general authorization form attached to the Prospectus.

                          MONTHLY CASH WITHDRAWAL PLAN

    Any investor who owns or buys shares of the Fund valued at $10,000 or more at the current offering price may open a Withdrawal Plan and have a designated sum of money paid monthly to the investor or another person. Shares are deposited in a Withdrawal Plan account and all distributions are reinvested in additional shares of the Fund at net asset value. Shares in a Withdrawal Plan account are then redeemed at net asset value to make each withdrawal payment. Deferred sales charges may apply to monthly redemptions of shares. Redemptions for the purpose of withdrawal are made on the 20th of the month (or on the preceding business day if the 20th falls on a weekend or is a holiday) at that day's closing net asset value, and checks are mailed on the next business day.

Payments will be made to the registered shareholder or to another party if preauthorized by the registered shareholder. As withdrawal payments may include a return on principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of a Withdrawal Plan concurrently with purchases of additional shares of a Class of Fund shares which imposes an FESC would normally be disadvantageous to the investor because of the FESC payable on such purchases. For this reason, an investor may not maintain an Automatic Investment Plan for the accumulation of shares of a Fund or Class of Fund shares which imposes an FESC (other than through reinvestment of distributions) and a Withdrawal Plan at the same time. The cost of administering Withdrawal Plans is borne by the Fund as an expense of all shareholders. The Fund or the Distributor may terminate or change the terms of the Withdrawal Plan at any time. The Withdrawal Plan is fully voluntary and may be terminated by the shareholder at any time without the imposition of any penalty.

    Since the Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether the Withdrawal Plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Fund makes no recommendations or representations in this regard.

                        DETERMINATION OF NET ASSET VALUE

    The net asset value per share is calculated separately for each Class of shares. The assets and liabilities attributable to each Class of shares is determined in accordance with generally accepted accounting principles and applicable SEC rules and regulations.

    The portfolio securities in which the Fund invests fluctuate in value, and hence the Fund's net asset value per share also fluctuates. On December 1, 1995 (which was prior to the Open-End Conversion and, therefore, prior to the creation and offering by the Fund of different Classes of its shares), the Funds net asset value per share was calculated as follows:

         Net Assets ($265,656,905)
     ------------------------------      =   Net Asset Value Per Share ($17.78)
    Shares Outstanding (14,940,097)

                        CALCULATION OF PERFORMANCE DATA

    For purposes of quoting and comparing the performance of each Class of the Fund's shares to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of "average annual total return" or "cumulative total return." These total return quotations are and will be computed separately for each Class of shares. Under the rules of the SEC, funds advertising performance must include average annual total return quotations calculated according to the following formula:

                                P(1+T)(n) = ERV

 Where: P      =      a hypothetical initial payment of $1,000;
        T      =      average annual total return;
        n      =      number of years; and
      ERV      =      ending redeemable value at the end of the period of a hypothetical
                      $1,000 payment made at the beginning of such period.

    This calculation assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

    Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                     ERV - P
                             CTR = (________) x 100
                                        P

  Where: CTR      =      Cumulative total return;
         ERV      =      ending redeemable value at the end of the period of a hypothetical
                         $1,000 payment made at the beginning of such period; and
           P      =      initial payment of $1,000.

    This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

    Under each of the above formulas, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Performance information for any period prior to the Open-End Conversion reflects the performance of the Fund as a closed-end fund and does not reflect payment of the underwriting discount paid in connection with the public offerings of the Funds shares as a closed-end fund. In addition, as an open-end fund, the Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares.

    The average annual total return and cumulative total return figures calculated in accordance with the foregoing formulas assume in the case of Class A and Class D shares the maximum FESC has been deducted from the hypothetical initial investment at the time of purchase, or in the case of Class B or Class C shares the maximum applicable CDSC has been paid upon the hypothetical redemption of the shares at the end of the period.

    The following table sets forth average annual total return and cumulative total return figures for certain periods ended on June 30, 1995 (which preceded the Open-End Conversion). Performance prior to the Open-End Conversion can be restated to reflect the imposition of the applicable FESC or

CDSC but otherwise must reflect actual expenses borne by the Fund during such time periods (and cannot be restated to reflect expenses to be borne by each Class of the Fund's shares following the Open-End Conversion, including, but not limited to, Rule 12b-1 fees). Therefore, to avoid investor confusion, performance that occurred prior to the Open-End Conversion will be calculated and quoted only on the Fund's Class A shares, and will assume investments are not subject to any CDSC. SUCH PERFORMANCE SHOULD NOT BE UTILIZED IN EVALUATING THE RELATIVE MERITS OF EACH AVAILABLE CLASS OF FUND SHARES.

                                                                                                   SINCE
                                                                                     1 YEAR    INCEPTION(1)
                                                                                    ---------  -------------
Average Annual Total Return on Class A Shares:
  With deduction of maximum FESC..................................................      17.52%        5.2 %
  Without deduction of maximum FESC...............................................      24.03%        6.7 %
Cumulative Total Return on Class A Shares
  With deduction of maximum FESC..................................................      17.52%       21.41%
  Without deduction of maximum FESC...............................................      24.03%       28.14%

------------------------

(1) The Fund commenced operations as a closed-end fund on September 3, 1991.

    Past performance is not predictive of future performance. All advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    Advertisements and communications may compare the performance of Fund shares with that of other mutual funds, as reported by Lipper Analytical Services, Inc. or similar independent services or financial publications, and may also contrast the Fund's investment policies and portfolio flexibility with other mutual funds. From time to time, advertisements and other Fund materials and communications may cite statistics to reflect the performance over time of Fund shares, utilizing generally accepted indices or analyses, including, but not limited to, those published by Lipper Analytical Service, Inc., Standard & Poors Corporation, Dow Jones & Company, Inc., CDA Investment Technologies, Inc., Morningstar, Inc. and Investment Company Data Incorporated. Performance ratings reported periodically in national financial publications also may be used. In addition, advertising materials may include the Investment Adviser's analysis of, or outlook for, the economy or financial markets, compare the Investment Adviser's analysis or outlook with the views of others in the financial community and refer to the expertise of the Investment Adviser's personnel and their reputation in the financial community.

                             DIRECTORS AND OFFICERS

    Directors and officers of the Fund, together with information as to their principal occupations during the past five years, are set forth below.

                                                                           PRINCIPAL OCCUPATION DURING
        NAME AND ADDRESS            POSITIONS WITH THE FUND            PAST 5 YEARS AND OTHER AFFILIATIONS
--------------------------------  ----------------------------  -------------------------------------------------
James R. Jundt (1)(2)             Chairman of the Board,        Chairman of the Board, Chief Executive Officer,
1550 Utica Avenue South            President and Chief           Secretary and portfolio manager of the
Suite 950                          Executive Officer             Investment Adviser since its inception in 1982.
Minneapolis, MN 55416                                            Also a trustee of Gonzaga University and the
                                                                 Minneapolis Institute of Arts and a director of
                                                                 three private companies. Chairman of the Board,
                                                                 President and Chief Executive Officer of Jundt
                                                                 Funds, Inc. since 1995.
John E. Clute                     Director                      Dean and Professor of Law, Gonzaga University
East 702 Sharp Avenue                                            School of Law (since August 1, 1991); previously
Spokane, WA 99202                                                Senior Vice President -- Human Resources and
                                                                 General Counsel, Boise Cascade Corporation
                                                                 (forest products) for more than five years.
                                                                 Director of Jundt Funds, Inc. since 1995. Also a
                                                                 director of Hecla Mining Company (mining).
Floyd Hall                        Director                      Chairman, President and Chief Executive Officer
3100 West Big Beaver Road                                        of K-Mart Corporation (retailing) since June
Troy, MI 48084                                                   1995. Chairman and Chief Executive Officer of
                                                                 The Museum Company (retailing) and Alva Replicas
                                                                 Company (manufacturer of statuary and sculpture)
                                                                 from July 1989 to June 1995; from March 1984 to
                                                                 July 1989 Chairman and Chief Executive Officer
                                                                 of The Grand Union Company (grocery store
                                                                 chain). Director of Jundt Funds, Inc. since
                                                                 1995. Also a director of Jamesway Corp.
                                                                 (discount retailing) as well as a private
                                                                 company.

                                                                           PRINCIPAL OCCUPATION DURING
        NAME AND ADDRESS            POSITIONS WITH THE FUND            PAST 5 YEARS AND OTHER AFFILIATIONS
--------------------------------  ----------------------------  -------------------------------------------------
Demetre M. Nicoloff               Director                      Cardiac and thoracic surgeon, Cardiac Surgical
1492 Hunter Drive                                                Associates, P.A., Minneapolis, Minnesota.
Wayzata, MN 55391                                                Director of Jundt Funds, Inc. since 1995. Also a
                                                                 director of Optical Sensors for Medicine, Inc.
                                                                 (patient monitoring equipment); ATS Medical,
                                                                 Inc. (heart valves), Micromedics, Inc.
                                                                 (instrument trays, ENT specialty products and
                                                                 fibrin glue applicators); Possis Medical Inc.
                                                                 (cardio-vascular surgical products); Applied
                                                                 Biometrics, Inc. (cardiac output measuring
                                                                 devices) and Sonometrics, Inc. (ultrasound
                                                                 imaging equipment).
Darrell R. Wells                  Director                      Managing Director, Security Management Company
4350 Brownsboro Road                                             (asset management firm). Director of Jundt
Louisville, KY 40207                                             Funds, Inc. since 1995. Also a director of
                                                                 Churchill Downs Inc. (race track operator), and
                                                                 Citizen's Financial Inc. (insurance holding
                                                                 company), as well as several private companies.
Donald M. Longlet                 Vice President and Treasurer  Portfolio manager since May 1989 with the
1550 Utica Avenue South                                          Investment Adviser; portfolio manager with AMEV
Suite 950                                                        Advisers, Inc., St. Paul, Minnesota, from
Minneapolis, MN 55416                                            January 1983 to April 1989. Vice President and
                                                                 Treasurer of Jundt Funds, Inc. since 1995.
James E. Nicholson                Secretary                     Partner with the law firm of Faegre & Benson
2200 Norwest Center                                              Professional Limited Liability Partnership,
Minneapolis, MN 55402                                            Minneapolis, Minnesota, which has served as
                                                                 general counsel to the Investment Adviser since
                                                                 its inception. Secretary of Jundt Funds, Inc.
                                                                 since 1995.

------------------------
(1) Director who is an "interested person" of the Fund, as defined in the Investment Company Act.

(2) "Controlling person" of the Investment Adviser, as defined in the Investment Company Act. Mr. Jundt beneficially owns 76% of the capital stock of the Investment Adviser. Mr. Jundt also owns 100% of the capital stock of the Distributor and is, therefore, a "controlling person" of the Distributor as well.

    Since December 4, 1995 the Fund and Jundt Funds, Inc. together pay each director who is not an "interested person" of either the Fund or Jundt Funds, Inc. a fee of $12,000 per year plus $1,200 for each meeting attended and reimburses each such director for the expenses of attendance at such meetings. Prior to December 4, 1995 (which preceded the payment of any fees to the directors of the newly organized Jundt Funds, Inc.), the Fund paid each such director a fee of $10,000 per year plus $1,000 for each meeting attended. No compensation is paid by the Fund to its officers or to any of its directors who are "interested persons" either the Fund or Jundt Funds, Inc.

    Director fees and expenses aggregated $40,491 for the fiscal year ended December 31, 1994 (which consisted of the six-month period from July 1 to December 31, 1994) and $73,270 for the twelve months ended December 31, 1994. The following table sets forth for such periods the aggregate compensation (excluding expenses) paid by the Fund to its directors:

                               COMPENSATION TABLE

                                                                         AGGREGATE COMPENSATION
                                                                              FROM THE FUND
                                                      -------------------------------------------------------------
                                                          SIX-MONTH
                                                         PERIOD FROM       TWELVE-MONTH     PENSIONS OR RETIREMENT
                                                       JULY 1, 1994 TO     PERIOD ENDED       BENEFITS ACCRUED AS
NAME OF DIRECTOR                                      DECEMBER 31, 1994  DECEMBER 31, 1994   PART OF FUND EXPENSES
----------------------------------------------------  -----------------  -----------------  -----------------------
James R. Jundt......................................           None                None              None
Demetre M. Nicoloff.................................      $   8,000         $    15,000              None
Darrell R. Wells....................................      $   8,000         $    15,000              None
John E. Clute.......................................      $   8,000         $    15,000              None
Floyd Hall..........................................      $   8,000         $    15,000              None

                              COUNSEL AND AUDITORS

    Faegre & Benson Professional Limited Liability Partnership, 2200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, serves as the Funds general counsel. KPMG Peat Marwick LLP, 4200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, has been selected as the independent auditors of the Fund for its fiscal years ending December 31, 1995 and 1996, respectively.

                              GENERAL INFORMATION

    Under Minnesota law, each Fund director owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinary prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the liability of directors:
(a) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders; (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of Minnesota law or for violation of certain provisions of Minnesota securities laws; or, (c) for any transaction from which the directors derived an improper personal benefit. The Fund's Articles of Incorporation limit the liability of the Fund's directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act (which prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their role as directors).

    Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officer). Minnesota law does not permit elimination of the availability of equitable relief, such as injunctive or rescissionary relief. These remedies, however, may be ineffective in situations where shareholders become aware of such a breach after a transaction has been consummated and rescission has become impractical. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act and the rules and regulations thereunder.

    The Fund is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Regular and special shareholder meetings are held only at such times and with such frequency as required by law. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares of the Fund may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within ninety days after receipt of the demand, a regular meeting of shareholders must be held at the expense of the Fund. Irrespective of whether a regular meeting of shareholders has been held during the immediately preceding fifteen months, in accordance with Section 16(c) under the Investment Company Act, the Fund's Board of Directors shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10 percent of the outstanding shares. Additionally, the Investment Company Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.

    Upon issuance and sale in accordance with the terms of the Fund's Prospectus and Statement of Additional Information, each Fund share will be fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights and are redeemable as set forth under "How To Redeem Fund Shares" in the Prospectus.

    To the knowledge of the Fund, no person beneficially owned 5% or more of the Fund's common shares as of December 5, 1995.

                        FINANCIAL AND OTHER INFORMATION

    The audited financial statements and supplementary schedules for the Fund for its fiscal year ended December 31, 1994, are attached to and included with this Statement of Additional Information in reliance upon the report of the Fund's independent auditors (which report accompanies such audited financial statements and supplementary schedules) pursuant to the authority of said firm as experts in accounting and auditing. The unaudited semi-annual report to Fund shareholders, for the six-month period ended June 30, 1995, also is attached to and included with this Statement of Additional Information.

    The Prospectus and this Statement of Additional Information do not contain all the information included in the Funds Registration Statement filed with the SEC under the Securities Act of 1933 and the Investment Company Act (the "Registration Statement") with respect to the securities offered by the Prospectus and this Statement of Additional Information. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

    Statements contained in the Prospectus or in this Statement of Additional Information as to any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
 and Shareholders:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of The Jundt Growth Fund, Inc. as of December 31, 1994, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period ended December 31, 1994 and the year ended June 30, 1994 and the financial highlights for the six-month period ended December 31, 1994, each of the years in the two-year period ended June 30, 1994 and the period from September 3, 1991 (commencement of operations) to June 30, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of The Jundt Growth Fund, Inc. as of December 31, 1994, and the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period ended December 31, 1994 and the year ended June 30, 1994 and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          /s/ KPMG Peat Marwick LLP
                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
February 3, 1995

                            JUNDT GROWTH FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES

                            AS OF DECEMBER 31, 1994

                                           ASSETS

Investment in securities, at market value (note 2) including repurchase agreement of $3,746,000 (identified cost: $180,791,146).....................  $ 224,551,589
Receivable for investment securities sold....................................      1,544,886
Dividends and accrued interest receivable....................................        227,521
Prepaid expenses.............................................................         25,028
                                                                               -------------
    Total assets.............................................................    226,349,024
                                                                               -------------

                                        LIABILITIES

Payable for investment securities purchased..................................      2,680,742
Accrued investment management fee (note 4)...................................        177,095
Accrued administrative fee (note 4)..........................................         44,274
Accrued expenses and other liabilities.......................................        130,203
                                                                               -------------
    Total liabilities........................................................      3,032,314
                                                                               -------------
Net assets applicable to outstanding capital stock...........................  $ 223,316,710
                                                                               -------------
                                                                               -------------
Represented by:
  Common stock -- authorized 1,000,000,000 shares of $.01 par value;
   outstanding, 14,940,097 shares............................................  $     149,401
  Additional paid-in capital (note 2)........................................    182,258,675
  Accumulated net realized loss on investments...............................     (2,851,809)
  Unrealized appreciation of investments.....................................     43,760,443
                                                                               -------------
Total, representing net assets applicable to outstanding capital stock.......  $ 223,316,710
                                                                               -------------
                                                                               -------------

                                      NET ASSET VALUE

Net asset value per share of outstanding capital stock.......................     $14.95
                                                                               -------------
                                                                               -------------

                See accompanying notes to financial statements.

                            JUNDT GROWTH FUND, INC.
                            STATEMENT OF OPERATIONS

                                                                                                 PERIOD FROM
                                                                                                 JULY 1, 1994
                                                                                             TO DECEMBER 31, 1994
                                                                                            ----------------------

INCOME
  Interest................................................................................     $        330,230
  Dividends (net of foreign withholding taxes of $16,075).................................              330,868
                                                                                                   ------------
                                                                                                        661,098
                                                                                                   ------------

EXPENSES (NOTE 4)
  Investment management fee...............................................................            1,092,907
  Administrative fee......................................................................              273,227
  Audit and legal fees....................................................................              118,619
  Reports to shareholders.................................................................               70,731
  Custodian and transfer agent fees.......................................................               52,503
  Directors' fees.........................................................................               38,091
  Listing fees............................................................................                8,560
  Other expenses..........................................................................               85,553
                                                                                                   ------------
    Total expenses........................................................................            1,740,191
                                                                                                   ------------
  Investment loss, net....................................................................           (1,079,093)
                                                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments (note 3)...............................................           (2,518,189)
  Net change in unrealized appreciation on investments....................................           29,802,048
                                                                                                   ------------
    Net gain on investments...............................................................           27,283,859
                                                                                                   ------------
  Net increase in net assets resulting from operations....................................     $     26,204,766
                                                                                                   ------------
                                                                                                   ------------

                See accompanying notes to financial statements.

                            JUNDT GROWTH FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  PERIOD FROM
                                                                                JULY 1, 1994 TO    YEAR ENDED
                                                                               DECEMBER 31, 1994  JUNE 30, 1994
                                                                               -----------------  -------------

OPERATIONS
  Investment loss -- net.....................................................  $     (1,079,093 ) $  (1,636,002)
  Net realized gain (loss) on investments....................................        (2,518,189 )    36,803,013
  Net change in unrealized appreciation on investments.......................        29,802,048     (47,185,561)
                                                                               -----------------  -------------
  Net increase (decrease) in net assets resulting from operations............        26,204,766     (12,018,550)
                                                                               -----------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS
  Realized capital gains -- net..............................................         --             (7,768,534)
  Tax return of capital......................................................        (5,079,628 )    (5,528,153)
                                                                               -----------------  -------------
  Total distributions to shareholders........................................        (5,079,628 )   (13,296,687)
                                                                               -----------------  -------------

COMMON STOCK TRANSACTIONS
  Cost from purchase of 16,439,314 shares in connection with Fund's tender
   offer (note 5)............................................................         --           (246,260,924)
                                                                               -----------------  -------------
  Decrease in net assets from common stock transactions, (16,439,314)
   shares....................................................................         --           (246,260,924)
                                                                               -----------------  -------------
  Total increase (decrease) in net assets....................................        21,125,138    (271,576,161)
                                                                               -----------------  -------------

NET ASSETS
  Net assets at beginning of period..........................................       202,191,572     473,767,733
                                                                               -----------------  -------------
  Net assets at end of period................................................  $    223,316,710   $ 202,191,572
                                                                               -----------------  -------------
                                                                               -----------------  -------------

                See accompanying notes to financial statements.

                            JUNDT GROWTH FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1994

1.  ORGANIZATION
    The Jundt Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The Fund's investment objective is to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of companies that are believed by Jundt Associates, Inc. (the "Adviser") to have significant potential for growth in revenue and earnings.

    On May 24, 1994, the Fund's Board of Directors approved a change in the Fund's fiscal and taxable year-end from June 30 to December 31, effective December 31, 1994.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are as follows:

    INVESTMENT IN SECURITIES

    Investments in securities traded on U.S. securities exchanges or included in a national market system or on other over-the-counter markets, are valued at the last quoted sales price; other securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the Board of Directors. Short-term securities with maturities of fewer than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost which approximates market value.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income, including level-yield amortization of discount, is accrued daily.

    FEDERAL TAXES

    The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and also intends to distribute all of its investment company taxable income to shareholders. Therefore, no income tax provision is required. In addition, on a calendar year basis, the Fund will make sufficient distributions of its net investment income and realized gains, if any, to avoid the payment of any federal excise taxes. For federal income tax purposes, the Fund had a loss carryforward of $2,502,498 at December 31, 1994, which, if not offset by subsequent capital gains, will expire in 2002.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to wash sales and net operating losses. The character of distributions made during the year from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year the income or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, accumulated net investment loss has been increased by $1,079,093 resulting in a reclassification adjustment to decrease paid-in-capital by $1,079,093.

                            JUNDT GROWTH FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1994

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    REPURCHASE AGREEMENTS

    The Fund invests in U.S. Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities daily and, if necessary, receives additional securities to ensure that the contract is adequately collateralized.

    DISTRIBUTIONS TO SHAREHOLDERS

    Prior to May 24, 1994, the Fund's policy was to distribute annually to shareholders all or a portion of the Fund's net investment income, if any, and all net realized long- or short-term capital gains, if any. Pursuant to this dividend policy, the Fund periodically paid dividends from net investment income and realized capital gains, if any, at least annually.

    On May 24, 1994, the Fund adopted a new dividend policy whereby, commencing with the distribution payable July 1, 1994, the Fund intended to pay regular quarterly dividends, when, as and if declared by the Board of Directors, in an aggregate amount equal to approximately 10% (2.5% quarterly) of net asset value per share per year. The Fund intended to pay the dividends from some combination of net investment income, net short-term capital gains, and capital. In connection with the new dividend policy, the Fund intended to retain all net long-term capital gains and pay any resulting federal income taxes. The difference between the net long-term capital gains retained and the resulting income taxes paid would have been available as an increase in the cost basis of Fund shares for shareholders of record as of the last day of the fiscal year. Pursuant to this policy, the Fund made distributions from capital on July 1 and September 30, 1994. On October 26, 1994, the Board of Directors reversed the new dividend policy, which had been adopted in an effort to reduce the discount to net asset value at which the Fund's shares trade, and reverted to the Fund's historical dividend policy described above, which was in effect prior to May 24, 1994.

    Distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the Fund's Dividend Reinvestment Plan, reinvested in additional shares of the Fund's Common Stock. Under the Plan, Fund shares will be purchased in the open market or issued from previously authorized shares of Common Stock of the Fund.

3.  INVESTMENT SECURITY TRANSACTIONS
    Purchases of securities and proceeds from sales, other than temporary investments in short-term securities, for the period ended December 31, 1994 were $45,145,664 and $39,456,230, respectively.

                            JUNDT GROWTH FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1994

4.  FEES AND EXPENSES
    The Fund has entered into the following agreements with the Adviser and Princeton Administrators, L.P. (the Administrator):

    The investment advisory agreement provides the Adviser with a monthly investment management fee calculated at the annualized rate of 1% of the Fund's average weekly net assets.

    The administration agreement provides the Administrator with a monthly administrative fee in an amount equal to an annualized rate of 0.25% of the Fund's average weekly net assets not exceeding $300,000,000 and 0.20% of the average weekly net assets in excess of $300,000,000, subject to an annual minimum fee of $150,000. For its fee, the Administrator will provide certain administrative, accounting, clerical and record keeping services for the Fund.

    During the period ended December 31, 1994, the Fund paid brokerage commissions of $56,048 and entered into principal transactions (excluding short-term securities) aggregating $2,592,605 with an affiliated company of the Administrator.

    In addition to the advisory fee and the administrative fee, the Fund is responsible for paying most other operating expenses, including directors fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal, auditing and accounting services, insurance and other miscellaneous expenses.

    Legal fees of $119,123 for the period ended December 31, 1994 were paid to a law firm of which the secretary of the Fund is a partner.

5.  COMMON STOCK TRANSACTIONS
    On July 14, 1993, the Fund's Board of Directors approved a Tender Offer to shareholders to purchase any or all of the Fund's issued and outstanding shares of Common Stock. The purchase price was equal to the net asset value per share at the close of business on August 13, 1993. As a result of the Tender Offer, the Fund purchased 16,439,314 shares for a total of $246,260,924.

    On September 22, 1994, the Fund's Board of Directors approved a Tender Offer to shareholders to purchase any or all of the Fund's issued and outstanding shares of Common Stock. The Tender Offer included a condition that permitted the Fund to terminate the offer without purchase in the event that the aggregate purchase price of shares tendered exceeded $50 million. 7,208,721 shares having an aggregate purchase price of $109,067,949 at the net asset value per share at the close of business on October 26, 1994, were tendered. On October 26, 1994, the Fund's Board of Directors terminated the Tender Offer without purchase.

                            JUNDT GROWTH FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1994

6.  FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock outstanding throughout each period and selected supplemental and ratio information for each period indicated are as follows:

                                                      PERIOD
                                                       FROM                                         PERIOD
                                                      7/01/94      YEAR ENDED     YEAR ENDED     FROM 9/3/91*
                                                    TO 12/31/94      6/30/94        6/30/93       TO 6/30/92
                                                    -----------    -----------    -----------    ------------
PER SHARE DATA
Net asset value, beginning of period..............  $     13.53    $     15.10    $     13.78    $      14.07
                                                    -----------    -----------    -----------    ------------
Operations:
  Investment income (loss) -- net.................        (0.07)         (0.11)         (0.05)           0.13
  Net realized and unrealized gain (loss) on
   investments....................................         1.83          (0.57)          1.38           (0.30)
                                                    -----------    -----------    -----------    ------------
Total from operations.............................         1.76          (0.68)          1.33           (0.17)
Distributions to shareholders:
  From investment income -- net...................      --             --               (0.01)          (0.12)
  From realized capital gains -- net..............      --               (0.52)       --              --
  Tax return of capital...........................        (0.34)         (0.37)       --              --
                                                    -----------    -----------    -----------    ------------
Net asset value, end of period....................  $     14.95    $     13.53    $     15.10    $      13.78
                                                    -----------    -----------    -----------    ------------
                                                    -----------    -----------    -----------    ------------
Per share market value, end of period.............  $    13.625    $    12.625    $     14.50    $      13.25
                                                    -----------    -----------    -----------    ------------
                                                    -----------    -----------    -----------    ------------
Total investment return, market value**...........        10.43%         (7.23)%         9.50%         (10.98)%
Total investment return, net asset value+.........        13.06%         (4.53)%         9.64%          (1.30)%
Net assets at end of period (000's omitted).......     $223,317       $202,192       $473,768        $465,055
Ratio of expenses to average weekly net assets....         1.58%++        1.55%          1.40%           1.37%++
Ratio of net investment income (loss) to average
 weekly net assets................................        (0.98)%++       (0.63)%       (0.36)%          1.05%++
Portfolio turnover rate (excluding short-term
 securities)......................................          %19            %70            %66             %20

------------------------
 * Commencement of operations.

** Total investment return, market value, is based on the change in market price of a share during the period and assumes reinvestment of distributions at actual prices pursuant to the Fund's dividend reinvestment plan.

 + Total investment return, net asset value, is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at actual prices pursuant to the Fund's dividend reinvestment plan.

++ Adjusted to an annual basis.

                            JUNDT GROWTH FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                               DECEMBER 31, 1994

7.  QUARTERLY DATA (UNAUDITED)

                                                                 NET REALIZED AND      NET INCREASE (DECREASE)
                                     NET INVESTMENT INCOME    UNREALIZED GAIN (LOSS)   IN NET ASSETS RESULTING
                          TOTAL             (LOSS)                ON INVESTMENTS           FROM OPERATIONS       DISTRIBUTIONS
                       INVESTMENT   -----------------------  ------------------------  ------------------------  -------------
QUARTER ENDED            INCOME        AMOUNT     PER SHARE     AMOUNT      PER SHARE     AMOUNT      PER SHARE     AMOUNT
---------------------  -----------  ------------  ---------  -------------  ---------  -------------  ---------  -------------
September 30, 1992...  $ 1,513,178  $    (79,589) $    0.00  $  13,820,675  $    0.43  $  13,741,086  $    0.43  $           0
December 31, 1992....      778,022      (887,380)     (0.03)    43,517,076       1.39     42,629,696       1.36              0
March 31, 1993.......      974,652      (715,387)     (0.02)   (20,603,929)     (0.66)   (21,319,316)     (0.68)             0
June 30, 1993........    1,568,580        25,156       0.00      6,850,149       0.22      6,875,305       0.22       (255,208)
                       -----------  ------------  ---------  -------------  ---------  -------------  ---------  -------------
                       $ 4,834,432  $ (1,657,200) $   (0.05) $  43,583,971  $    1.38  $  41,926,771  $    1.33  $    (255,208)
                       -----------  ------------  ---------  -------------  ---------  -------------  ---------  -------------
                       -----------  ------------  ---------  -------------  ---------  -------------  ---------  -------------
September 30, 1993...  $ 1,011,172  $   (331,237) $   (0.02) $   2,631,108  $    0.30  $   2,298,871  $    0.28  $           0
December 31, 1993....      615,557      (233,644)     (0.02)     2,560,235       0.18      2,327,591       0.16     (7,768,534)
March 31, 1994.......      220,911      (679,027)     (0.04)    (1,615,082)     (0.12)    (2,294,109)     (0.16)             0
June 30, 1994........      514,512      (392,094)     (0.03)   (13,958,809)     (0.93)   (14,350,903)     (0.96)    (5,528,153)
                       -----------  ------------  ---------  -------------  ---------  -------------  ---------  -------------
                       $ 2,362,152  $ (1,636,002) $   (0.11) $ (10,382,548) $   (0.57) $ (12,018,550) $   (0.68) $ (13,296,687)
                       -----------  ------------  ---------  -------------  ---------  -------------  ---------  -------------
                       -----------  ------------  ---------  -------------  ---------  -------------  ---------  -------------
September 30, 1994...  $   285,165  $   (541,313) $   (0.04) $  30,101,853  $    2.02  $  29,560,540  $    1.98  $  (5,079,628)
December 31, 1994....      375,933      (537,780)     (0.03)    (2,817,994)     (0.19)    (3,355,774)     (0.22)             0
                       -----------  ------------  ---------  -------------  ---------  -------------  ---------  -------------
                       $   661,098  $ (1,079,093) $   (0.07) $  27,283,859  $    1.83  $  26,204,766  $    1.76  $  (5,079,628)
                       -----------  ------------  ---------  -------------  ---------  -------------  ---------  -------------
                       -----------  ------------  ---------  -------------  ---------  -------------  ---------  -------------


                                  QUARTER END
                                   NET ASSET
QUARTER ENDED          PER SHARE     VALUE
---------------------  ---------  -----------
September 30, 1992...  $    0.00   $   14.21
December 31, 1992....       0.00       15.57
March 31, 1993.......       0.00       14.89
June 30, 1993........      (0.01)      15.10
                       ---------
                       $   (0.01)
                       ---------
                       ---------
September 30, 1993...  $    0.00   $   15.38
December 31, 1993....      (0.52)      15.02
March 31, 1994.......       0.00       14.86
June 30, 1994........      (0.37)      13.53
                       ---------
                       $   (0.89)
                       ---------
                       ---------
September 30, 1994...  $   (0.34)  $   15.17
December 31, 1994....       0.00       14.95
                       ---------
                       $   (0.34)
                       ---------
                       ---------

                            JUNDT GROWTH FUND, INC.

                            SCHEDULE OF INVESTMENTS

                               DECEMBER 31, 1994

INDUSTRY                                                      NUMBER OF                    MARKET
DESCRIPTION AND ISSUE                                          SHARES        COST         VALUE (A)
------------------------------------------------------------  ---------  -------------  -------------

COMMON STOCKS
COMMUNICATION EQUIPMENT (8.7%)
DSC Communications Corp. (b)................................     86,000  $   2,171,500  $   3,085,250
LM Ericsson Telephone Co. (ADR)*............................    134,600      6,619,531      7,419,825
Motorola, Inc. .............................................    152,600      4,855,158      8,831,725
                                                                         -------------  -------------
                                                                            13,646,189     19,336,800
                                                                         -------------  -------------

COMMUNICATION TRANSMISSION (16.8%)
Airtouch Communications, Inc. (b)...........................    267,400      6,349,275      7,788,025
Lin Broadcasting Corp. (b)..................................     60,400      4,405,994      8,063,400
Lin Television Corp. (b)....................................     30,200        399,803        679,500
Mobile Telecommunications Technologies Corp. (b)............    144,700      3,118,667      2,821,650
Paging Network, Inc. (b)....................................     66,200      2,104,818      2,250,800
Rogers Cantel Mobile Communications, Inc. Class B (b).......    164,600      4,396,557      4,799,127
Telephone & Data Systems, Inc. .............................     49,800      2,064,108      2,297,025
Vodafone Group PLC (ADR)*...................................    263,900      6,021,880      8,873,637
                                                                         -------------  -------------
                                                                            28,861,102     37,573,164
                                                                         -------------  -------------

COMPUTER EQUIPMENT (1.1%)
EMC Corp. (b)...............................................    107,500      1,834,835      2,324,688
                                                                         -------------  -------------

COMPUTER SERVICES (16.6%)
cisco Systems, Inc. (b).....................................     64,000      2,251,224      2,244,000
Informix Corp. (b)..........................................    239,000      4,165,809      7,677,875
Microsoft Corp. (b).........................................    148,200      6,333,756      9,058,725
Oracle Systems Corp. (b)....................................    187,700      2,211,545      8,282,262
Sybase, Inc. (b)............................................    135,500      4,497,157      7,046,000
Wall Data, Inc. (b).........................................     67,500      2,563,138      2,691,562
                                                                         -------------  -------------
                                                                            22,022,629     37,000,424
                                                                         -------------  -------------

ELECTRONICS (5.6%)
Intel Corp. ................................................    109,800      5,773,162      7,013,475
Sensormatic Electronics Corp. ..............................    153,650      4,485,905      5,531,400
                                                                         -------------  -------------
                                                                            10,259,067     12,544,875
                                                                         -------------  -------------

               See accompanying notes to schedule of investments.

                            JUNDT GROWTH FUND, INC.

                               DECEMBER 31, 1994

INDUSTRY                                                      NUMBER OF                    MARKET
DESCRIPTION AND ISSUE                                          SHARES        COST         VALUE (A)
------------------------------------------------------------  ---------  -------------  -------------

COMMON STOCKS (CONTINUED)
HEALTH CARE/MEDICAL DEVICES (10.8%)
Biogen, Inc. (b)............................................    171,400  $   7,007,643  $   7,155,950
Oxford Health Plans, Inc. (b)...............................     91,200      4,978,685      7,227,600
Pyxis Corp. (b).............................................    168,000      4,935,362      3,192,000
United Healthcare Corp. ....................................    145,700      5,894,654      6,574,713
                                                                         -------------  -------------
                                                                            22,816,344     24,150,263
                                                                         -------------  -------------

INTERACTIVE MEDIA (5.9%)
CUC International, Inc. (b).................................    113,400      3,290,373      3,798,900
Coventry Corp. (b)..........................................    129,100      2,837,311      3,162,950
General Instrument Corp. (b)................................    132,300      3,360,790      3,969,000
HealthSource, Inc. (b)......................................     53,700      2,006,172      2,194,988
                                                                         -------------  -------------
                                                                            11,494,646     13,125,838
                                                                         -------------  -------------

MISCELLANEOUS (3.0%)
H & R Block, Inc. ..........................................    182,600      7,925,401      6,779,025
                                                                         -------------  -------------

RESTAURANTS (5.6%)
Brinker International, Inc. (b).............................    203,212      3,482,224      3,683,217
Boston Chicken, Inc. (b)....................................    143,200      2,831,105      2,497,050
Cracker Barrel Old Country Store, Inc. .....................    178,800      5,046,031      3,285,450
Starbucks Corp. (b).........................................    108,000      3,035,132      2,970,000
                                                                         -------------  -------------
                                                                            14,394,492     12,435,717
                                                                         -------------  -------------

RETAIL (23.0%)
AutoZone, Inc. (b)..........................................    213,500      3,598,321      5,177,375
Best Buy Company, Inc. (b)..................................    216,200      5,015,839      6,756,250
Home Depot, Inc. ...........................................     98,100      4,241,922      4,512,600
Lowe's Companies, Inc. .....................................    168,300      2,935,534      5,848,425
OfficeMax, Inc. (b).........................................    178,900      4,329,312      4,740,850
Office Depot, Inc. (b)......................................    192,675      2,612,893      4,624,200
PetSmart, Inc. (b)..........................................    147,900      4,273,382      5,102,550
Staples, Inc. (b)...........................................    365,850      5,407,513      9,054,788
Wal-Mart Stores, Inc. ......................................    264,300      6,850,728      5,616,375
                                                                         -------------  -------------
                                                                            39,265,444     51,433,413
                                                                         -------------  -------------

TOTAL COMMON STOCKS (97.1%).................................               172,520,149    216,704,207
                                                                         -------------  -------------

               See accompanying notes to schedule of investments.

                            JUNDT GROWTH FUND, INC.

                      SCHEDULE OF INVESTMENTS (CONCLUDED)

                               DECEMBER 31, 1994

                                                                        PRINCIPAL                    MARKET
ISSUE                                                                     AMOUNT        COST        VALUE (A)
----------------------------------------------------------------------  ----------   -----------   -----------
CONVERTIBLE CORPORATE BONDS (1.8%)
Home Depot, Inc., 4.50%, 2/15/1997....................................  $3,390,000   $ 4,508,565   $ 4,084,950
                                                                                     -----------   -----------

TOTAL CONVERTIBLE CORPORATE BONDS (1.8%)..............................                 4,508,565     4,084,950
                                                                                     -----------   -----------

SHORT-TERM SECURITIES
REPURCHASE AGREEMENT (1.7%) (NOTE 2)
Repurchase agreement with Merrill Lynch Government Securities Inc.,
 5.10% acquired on 12/30/1994 and due 1/03/1995 with accrued interest of $2,123 (collateralized by $3,975,718 including accrued interest,
 U.S. Treasury Note 6.50%, 4/30/1999).................................   3,746,000     3,746,000     3,746,000

PRIME VALUE FUNDS (0.0%)
Investment in Prime Value Funds Treasury Fund.........................      16,432        16,432        16,432
                                                                                     -----------   -----------

TOTAL SHORT-TERM SECURITIES (1.7%)....................................                 3,762,432     3,762,432
                                                                                     -----------   -----------
Total investments in securities (100.6%)..............................               $180,791,146(c) 224,551,589
                                                                                     -----------
Liabilities in excess of other assets (-0.6%).........................                              (1,234,879)
                                                                                                   -----------

NET ASSETS (100.0%)...................................................                             $223,316,710
                                                                                                   -----------
                                                                                                   -----------

------------------------

Notes to Schedule of Investments:

 *  American Depository Receipt (ADR).

(a) Securities are valued by procedures described in note 2 to the financial statements.

(b) Presently non-income producing.

(c) Cost for federal income tax purposes at December 31, 1994 was $181,140,457. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were:

          Gross unrealized appreciation...........  $50,648,333
          Gross unrealized depreciation...........   (7,237,201)
                                                    -----------
          Net unrealized appreciation.............  $43,411,132
                                                    -----------
                                                    -----------

                            JUNDT GROWTH FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                              AS OF JUNE 30, 1995
                                  (UNAUDITED)
                                     ASSETS

Investment in securities, at market value (note 2) including repurchase agreement of $8,923,000 (identified cost: $195,025,369).....................  $ 245,796,636
Dividends and accrued interest receivable....................................        112,942
Prepaid expenses.............................................................        139,234
                                                                               -------------
    Total assets.............................................................    246,048,812
                                                                               -------------

                                        LIABILITIES
Payable for investment securities purchased..................................        695,571
Accrued investment management fee (note 4)...................................        200,520
Accrued administrative fee (note 4)..........................................         50,130
Accrued expenses and other liabilities.......................................        144,636
                                                                               -------------
    Total liabilities........................................................      1,090,857
                                                                               -------------
Net assets applicable to outstanding capital stock...........................  $ 244,957,955
                                                                               -------------
                                                                               -------------

Represented by:
  Common stock -- authorized 1,000,000,000 shares of $.01 par value;
   outstanding, 14,940,097 shares............................................  $     149,401
  Additional paid-in capital (note 2)........................................    182,258,675
  Net investment loss........................................................       (804,024)
  Accumulated net realized gain on investments...............................     12,582,636
  Unrealized appreciation of investments.....................................     50,771,267
                                                                               -------------
Total, representing net assets applicable to outstanding capital stock.......  $ 244,957,955
                                                                               -------------
                                                                               -------------

                                      NET ASSET VALUE
Net asset value per share of outstanding capital stock.......................     $16.40
                                                                               -------------
                                                                               -------------

                See accompanying notes to financial statements.

                            JUNDT GROWTH FUND, INC.
                            STATEMENT OF OPERATIONS
                                  (UNAUDITED)

                                                                                                     PERIOD FROM
                                                                                                   JANUARY 1, 1995
                                                                                                     TO JUNE 30,
                                                                                                        1995
                                                                                                   ---------------
INCOME
  Interest.......................................................................................   $     487,868
  Dividends (net of foreign withholding taxes of $26,755)........................................         345,987
                                                                                                   ---------------
                                                                                                          833,855
                                                                                                   ---------------
EXPENSES (NOTE 4)
  Investment management fee......................................................................       1,139,243
  Administrative fee.............................................................................         284,809
  Custodian and transfer agent fees..............................................................          68,171
  Directors' fees................................................................................          42,334
  Reports to shareholders........................................................................          38,574
  Audit and legal fees...........................................................................          32,856
  Listing fees...................................................................................          12,030
  Other expenses.................................................................................          19,862
                                                                                                   ---------------
    Total expenses...............................................................................       1,637,879
                                                                                                   ---------------
  Investment loss, net...........................................................................        (804,024)
                                                                                                   ---------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments (note 3)......................................................      15,434,445
  Net change in unrealized appreciation on investments...........................................       7,010,824
                                                                                                   ---------------
    Net gain on investments......................................................................      22,445,269
                                                                                                   ---------------
  Net increase in net assets resulting from operations...........................................   $  21,641,245
                                                                                                   ---------------
                                                                                                   ---------------

                See accompanying notes to financial statements.

                            JUNDT GROWTH FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  PERIOD FROM       PERIOD FROM
                                                                                JANUARY 1, 1995   JULY 1, 1994 TO
                                                                                TO JUNE 30, 1995   DEC. 31, 1994
                                                                                ----------------  ----------------
                                                                                  (UNAUDITED)
OPERATIONS
  Investment loss -- net......................................................  $       (804,024) $     (1,079,093)
  Net realized gain (loss) on investments.....................................        15,434,445        (2,518,189)
  Net change in unrealized appreciation on investments........................         7,010,824        29,802,048
                                                                                ----------------  ----------------
  Net increase in net assets resulting from operations........................        21,641,245        26,204,766
                                                                                ----------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS
  Return of capital...........................................................         --               (5,079,628)
                                                                                ----------------  ----------------
  Total increase in net assets................................................        21,641,245        21,125,138

NET ASSETS
  Net assets at beginning of period...........................................       223,316,710       202,191,572
                                                                                ----------------  ----------------
  Net assets at end of period.................................................  $    244,957,955  $    223,316,710
                                                                                ----------------  ----------------
                                                                                ----------------  ----------------

                See accompanying notes to financial statements.

                            JUNDT GROWTH FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS: (UNAUDITED)

                                 JUNE 30, 1995

1.  ORGANIZATION
    The Jundt Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. See, however, Note 5. The Fund's investment objective is to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of companies that are believed by Jundt Associates, Inc. (the "Adviser") to have significant potential for growth in revenue and earnings.

    On May 24, 1994, the Fund's Board of Directors approved a change in the Fund's fiscal and taxable year-end from June 30 to December 31, effective December 31, 1994.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are as follows:

    INVESTMENTS IN SECURITIES

    Investments in securities traded on U.S. securities exchanges or included in a national market system or on over-the-counter markets, are valued at the last quoted sales price; other securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the Board of Directors. Short-term securities with maturities of fewer than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost which approximates market value.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income, including level-yield amortization of discount, is accrued daily.

    FEDERAL TAXES

    The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and also intends to distribute all of its investment company taxable income to shareholders. Therefore, no income tax provision is required. In addition, on a calendar year basis, the Fund will make sufficient distributions of its net investment income and realized gains, if any, to avoid the payment of any federal excise taxes. For federal income tax purposes, the Fund had a loss carryforward of $2,502,498 at December 31, 1994, which, if not offset by subsequent capital gains, will expire in 2002.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to wash sales and net operating losses. The character of distributions made during the year from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year the income or realized gains (losses) were recorded by the Fund.

    REPURCHASE AGREEMENTS

    The Fund invests in U.S. Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market

                            JUNDT GROWTH FUND, INC.

                                 JUNE 30, 1995

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) such securities daily and, if necessary, receives additional securities to ensure that the contract is adequately collateralized.

    DISTRIBUTIONS TO SHAREHOLDERS

    The Fund's policy is to distribute annually to shareholders all or a portion of the Fund's net investment income, if any, and all net realized long- or short-term capital gains, if any.

    Distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the Fund's Dividend Reinvestment Plan, reinvested in additional shares of the Fund's Common Stock. Under the Plan, Fund shares will be purchased in the open market or issued from previously authorized shares of Common Stock of the Fund.

3.  INVESTMENT SECURITY TRANSACTIONS
    Purchases of securities and proceeds from sales, other than temporary investments in short-term securities, for the period ended June 30, 1995 were $39,011,075 and $80,221,538, respectively.

4.  FEES AND EXPENSES
    The Fund has entered into the following agreements with the Adviser and Princeton Administrators, L.P. (the Administrator):

    The investment advisory agreement provides the Adviser with a monthly investment management fee calculated at the annualized rate of 1% of the Fund's average weekly net assets.

    The administration agreement provides the Administrator with a monthly administrative fee in an amount equal to an annualized rate of 0.25% of the Fund's average weekly net assets not exceeding $300,000,000 and 0.20% of the average weekly net assets in excess of $300,000,000, subject to an annual minimum fee of $150,000. For its fee, the Administrator will provide certain administrative, accounting, clerical and record keeping services for the Fund.

    During the period ended June 30, 1995, the Fund paid brokerage commissions of $100,656 and entered into principal transactions (excluding short-term securities) aggregating $3,306,850 with an affiliated company of the Administrator.

    In addition to the advisory fee and the administrative fee, the Fund is responsible for paying most other operating expenses, including directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal, auditing and accounting services, insurance and other miscellaneous expenses.

    Legal fees of $135,235 (of which $119,280 are a result of the proposed conversion (see Note 5)) for the period ended June 30, 1995 were paid to a law firm of which the secretary of the Fund is a partner.

5.  SUBSEQUENT EVENTS
    On July 21, 1995, shareholders approved a proposal to convert the Fund to an open-end investment company. The Fund presently expects the conversion to be effected during the fourth quarter of 1995.

                            JUNDT GROWTH FUND, INC.

                                 JUNE 30, 1995

6.  FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock outstanding throughout each period and selected supplemental and ratio information for each period indicated are as follows:

                                                       PERIOD          PERIOD                                      PERIOD
                                                    FROM 1/01/95    FROM 7/01/94    YEAR ENDED    YEAR ENDED    FROM 9/3/91*
PER SHARE DATA                                       TO 6/30/95     TO 12/31/94      6/30/94       6/30/93       TO 6/30/92
--------------------------------------------------  ------------    ------------    ----------    ----------    ------------
                                                    (UNAUDITED)
Net asset value, beginning of period..............     $14.95          $13.53           $15.10        $13.78      $14.07
                                                    ------------    ------------    ----------    ----------    ------------
Operations:
  Investment income (loss) -- net.................      (0.05)          (0.07)           (0.11)        (0.05)       0.13
  Net realized and unrealized gain (loss) on
   investments....................................       1.50            1.83            (0.57)         1.38       (0.30)
                                                    ------------    ------------    ----------    ----------    ------------
Total from operations.............................       1.45            1.76            (0.68)         1.33       (0.17)
Distributions to shareholders:
  From investment income -- net...................       --              --             --            (0.01)          (0.12)
  From realized capital gains -- net..............       --              --             (0.52)        --             --
  Return of capital...............................       --               (0.34)        (0.37)        --             --
                                                    ------------    ------------    ----------    ----------    ------------
Net asset value, end of period....................     $16.40          $14.95           $13.53        $15.10      $13.78
                                                    ------------    ------------    ----------    ----------    ------------
                                                    ------------    ------------    ----------    ----------    ------------
Per share market value, end of period.............    $15.625         $13.625          $12.625        $14.50      $13.25
                                                    ------------    ------------    ----------    ----------    ------------
                                                    ------------    ------------    ----------    ----------    ------------
Total investment return, market value**...........      14.68%          10.43%           (7.23)%        9.50%     (10.98)%
Total investment return, net asset value+.........       9.70%          13.06%           (4.53)%        9.64%      (1.30)%
Net assets at end of period (000's omitted).......  $ 244,958       $ 223,317       $  202,192    $  473,768    $465,055
Ratio of expenses to average weekly net assets....       1.45%++         1.58%++          1.55%         1.40%       1.37%++
Ratio of net investment income (loss) to average
 weekly net assets................................      (0.71)%++       (0.98)%++        (0.63)%       (0.36)%      1.05%++
Portfolio turnover rate (excluding short-term
 securities)......................................         19%             19%              70%           66%         20%

------------------------
*   Commencement of operations.

** Total investment return, market value, is based on the change in market price of a share during the period and assumes reinvestment of distributions at actual prices pursuant to the Fund's dividend reinvestment plan.

+    Total  investment return, net  asset value, is  based on the  change in net asset value of a share during the period and assumes reinvestment of distributions at actual prices pursuant to the Fund's dividend reinvestment plan.

++  Adjusted to an annual basis.

                            JUNDT GROWTH FUND, INC.

             NOTES TO FINANCIAL STATEMENTS: (UNAUDITED) (CONCLUDED)

                                 JUNE 30, 1995

7.  QUARTERLY DATA

                                                                       NET REALIZED              NET INCREASE
                                                                      AND UNREALIZED          (DECREASE) IN NET
                                            NET INVESTMENT            GAIN (LOSS) ON           ASSETS RESULTING
                                             INCOME (LOSS)             INVESTMENTS             FROM OPERATIONS       DISTRIBUTIONS
                              TOTAL     -----------------------  ------------------------  ------------------------  -------------
                           INVESTMENT                    PER                       PER                       PER
QUARTER ENDED                INCOME        AMOUNT       SHARE       AMOUNT        SHARE       AMOUNT        SHARE       AMOUNT
-------------------------  -----------  ------------  ---------  -------------  ---------  -------------  ---------  -------------
September 30, 1992.......  $ 1,513,178  $    (79,589) $    0.00  $  13,820,675  $    0.43  $  13,741,086  $    0.43  $           0
December 31, 1992........      778,022      (887,380)     (0.03)    43,517,076       1.39     42,629,696       1.36              0
March 31, 1993...........      974,652      (715,387)     (0.02)   (20,603,929)     (0.66)   (21,319,316)     (0.68)             0
June 30, 1993............    1,568,580        25,156       0.00      6,850,149       0.22      6,875,305       0.22       (255,208)
                           -----------  ------------  ---------  -------------  ---------  -------------  ---------  -------------
                           $ 4,834,432  $ (1,657,200) $   (0.05) $  43,583,971  $    1.38  $  41,926,771  $    1.33  $    (255,208)
                           -----------  ------------  ---------  -------------  ---------  -------------  ---------  -------------
                           -----------  ------------  ---------  -------------  ---------  -------------  ---------  -------------
September 30, 1993.......  $ 1,011,172  $   (331,237) $   (0.02) $   2,631,108  $    0.30  $   2,298,871  $    0.28  $           0
December 31, 1993........      615,557      (233,644)     (0.02)     2,560,235       0.18      2,327,591       0.16     (7,768,534)
March 31, 1994...........      220,911      (679,027)     (0.04)    (1,615,082)     (0.12)    (2,294,109)     (0.16)             0
June 30, 1994............      514,512      (392,094)     (0.03)   (13,958,809)     (0.93)   (14,350,903)     (0.96)    (5,528,153)
                           -----------  ------------  ---------  -------------  ---------  -------------  ---------  -------------
                           $ 2,362,152  $ (1,636,002) $   (0.11) $ (10,382,548) $   (0.57) $ (12,018,550) $   (0.68) $ (13,296,687)
                           -----------  ------------  ---------  -------------  ---------  -------------  ---------  -------------
                           -----------  ------------  ---------  -------------  ---------  -------------  ---------  -------------
September 30, 1994.......  $   285,165  $   (541,313) $   (0.04) $  30,101,853  $    2.02  $  29,560,540  $    1.98  $  (5,079,628)
December 31, 1994........      375,933      (537,780)     (0.03)    (2,817,994)     (0.19)    (3,355,774)     (0.22)             0
                           -----------  ------------  ---------  -------------  ---------  -------------  ---------  -------------
                           $   661,098  $ (1,079,093) $   (0.07) $  27,283,859  $    1.83  $  26,204,766  $    1.76  $  (5,079,628)
                           -----------  ------------  ---------  -------------  ---------  -------------  ---------  -------------
                           -----------  ------------  ---------  -------------  ---------  -------------  ---------  -------------
March 31, 1995...........  $   220,953  $   (604,568) $   (0.04) $   6,321,167  $    0.42  $   5,716,599  $    0.38  $           0
June 30, 1995............      612,902      (199,456)     (0.01)    16,124,102       1.08     15,924,646       1.07              0
                           -----------  ------------  ---------  -------------  ---------  -------------  ---------  -------------
                           $   833,855  $   (804,024) $   (0.05) $  22,445,269  $    1.50  $  21,641,245  $    1.45  $           0
                           -----------  ------------  ---------  -------------  ---------  -------------  ---------  -------------
                           -----------  ------------  ---------  -------------  ---------  -------------  ---------  -------------


                                        QUARTER
                                          END
                                          NET
                              PER        ASSET
QUARTER ENDED                SHARE       VALUE
-------------------------  ---------  -----------
September 30, 1992.......  $    0.00   $   14.21
December 31, 1992........       0.00       15.57
March 31, 1993...........       0.00       14.89
June 30, 1993............      (0.01)      15.10
                           ---------
                           $   (0.01)
                           ---------
                           ---------
September 30, 1993.......  $    0.00   $   15.38
December 31, 1993........      (0.52)      15.02
March 31, 1994...........       0.00       14.86
June 30, 1994............      (0.37)      13.53
                           ---------
                           $   (0.89)
                           ---------
                           ---------
September 30, 1994.......  $   (0.34)  $   15.17
December 31, 1994........       0.00       14.95
                           ---------
                           $   (0.34)
                           ---------
                           ---------
March 31, 1995...........  $    0.00   $   15.33
June 30, 1995............       0.00       16.40
                           ---------
                           $    0.00
                           ---------
                           ---------

                            JUNDT GROWTH FUND, INC.

                      SCHEDULE OF INVESTMENTS (UNAUDITED)

                                 JUNE 30, 1995

INDUSTRY                                                                 NUMBER                   MARKET
DESCRIPTION AND ISSUE                                                   OF SHARES     COST       VALUE (A)
----------------------------------------------------------------------  ---------  -----------  -----------

COMMON STOCKS
COMMUNICATION EQUIPMENT (9.2%)
DSC Communications Corp. (b)..........................................    122,500  $ 4,183,438  $ 5,696,250
LM Ericsson Telephone Co. (ADR)*......................................    372,400    4,374,664    7,448,000
Motorola, Inc.........................................................     97,800    4,655,356    6,564,825
Nokia Corp. (ADR)*....................................................     47,800    2,399,624    2,850,075
                                                                                   -----------  -----------
                                                                                    15,613,082   22,559,150
                                                                                   -----------  -----------
COMMUNICATION TRANSMISSION (16.1%)
Airtouch Communications, Inc. (b).....................................    267,400    6,349,275    7,620,900
Lin Broadcasting Corp. (b)............................................     37,900    2,756,594    4,794,350
Mobile Telecommunications Technologies Corp. (b)......................    144,700    3,118,667    3,961,162
Paging Network, Inc. (b)..............................................     77,900    2,447,792    2,668,075
Rogers Cantel Mobile Communications, Inc. Class B (b).................     97,000    2,593,057    2,303,750
Telephone & Data Systems, Inc.........................................    119,100    4,775,102    4,332,262
Vodafone Group PLC (ADR)*.............................................    263,900    6,021,880    9,995,212
WorldCom, Inc. (b)....................................................    141,900    3,723,062    3,831,300
                                                                                   -----------  -----------
                                                                                    31,785,429   39,507,011
                                                                                   -----------  -----------
COMPUTER SERVICES/SOFTWARE (12.3%)
Cisco Systems, Inc. (b)...............................................     64,000    2,251,224    3,236,000
Informix Corp. (b)....................................................    317,600    2,827,398    8,059,100
Microsoft Corp. (b)...................................................     95,900    3,946,332    8,666,962
Oracle Systems Corp. (b)..............................................    205,450    1,676,740    7,935,506
3Com Corp.............................................................     33,800    2,054,101    2,264,600
                                                                                   -----------  -----------
                                                                                    12,755,795   30,162,168
                                                                                   -----------  -----------
DRUGS--ETHICAL & BIOTECHNOLOGY (3.2%)
Biogen, Inc. (b)......................................................    173,400    7,081,977    7,716,300
                                                                                   -----------  -----------
ELECTRONICS (3.8%)
Intel Corp............................................................     51,100    1,533,326    3,235,269
Sensormatic Electronics Corp..........................................    167,750    4,934,192    5,955,125
                                                                                   -----------  -----------
                                                                                     6,467,518    9,190,394
                                                                                   -----------  -----------

               See accompanying notes to schedule of investments.

                            JUNDT GROWTH FUND, INC.

                                 JUNE 30, 1995

INDUSTRY                                             NUMBER                     MARKET
DESCRIPTION AND ISSUE                               OF SHARES      COST       VALUE (A)
--------------------------------------------------  ---------  ------------  ------------

COMMON STOCKS (CONTINUED)
HEALTH CARE/MEDICAL DEVICES (11.5%)
Coventry Corp. (b)................................    130,600  $  2,890,076  $  1,844,725
HealthSource Inc. (b).............................    127,400     4,886,124     4,459,000
Medtronic Inc.....................................     33,100     2,460,342     2,552,837
Oxford Health Plans, Inc. (b).....................    151,000     4,484,174     7,134,750
Pyxis Corp. (b)...................................    204,700     5,762,680     4,631,338
United Healthcare Corp............................    180,500     7,463,693     7,468,188
                                                               ------------  ------------
                                                                 27,947,089    28,090,838
                                                               ------------  ------------
INTERACTIVE MEDIA (4.0%)
CUC International, Inc. (b).......................    113,400     3,290,373     4,762,800
General Instrument Corp. (b)......................    132,300     3,360,790     5,077,013
                                                               ------------  ------------
                                                                  6,651,163     9,839,813
                                                               ------------  ------------
MISCELLANEOUS (1.7%)
H & R Block, Inc..................................     99,800     4,097,053     4,104,275
                                                               ------------  ------------
RESTAURANTS (5.8%)
Boston Chicken, Inc. (b)..........................    205,900     4,065,806     4,980,206
Cracker Barrel Old Country Store, Inc.............    136,500     4,001,085     2,823,844
Starbucks Corp. (b)...............................    181,400     4,772,232     6,462,375
                                                               ------------  ------------
                                                                 12,839,123    14,266,425
                                                               ------------  ------------
RETAIL (14.9%)
AutoZone, Inc. (b)................................    213,500     3,598,321     5,364,188
Home Depot, Inc...................................    157,483     7,315,543     6,397,747
Lowe's Companies, Inc.............................    168,300     2,935,533     5,027,963
Office Depot, Inc. (b)............................    146,475     2,010,136     4,119,609
OfficeMax, Inc. (b)...............................    144,900     3,577,346     4,039,088
PetSmart, Inc. (b)................................    187,050     3,589,296     5,377,687
Staples, Inc. (b).................................    216,450     2,976,979     6,249,994
                                                               ------------  ------------
                                                                 26,003,154    36,576,276
                                                               ------------  ------------
TOTAL COMMON STOCKS (82.5%).......................              151,241,383   202,012,650
                                                               ------------  ------------

               See accompanying notes to schedule of investments.

                            JUNDT GROWTH FUND, INC.
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONCLUDED)
                                 JUNE 30, 1995

                                                                         PRINCIPAL
ISSUE                                                                     AMOUNT          COST          VALUE (A)
----------------------------------------------------------------------  -----------  ---------------   ------------

SHORT-TERM SECURITIES
REPURCHASE AGREEMENT (3.6%) (NOTE 2)
Repurchase agreement with Morgan Stanley & Co., Incorporated, 6.0%
 acquired on 6/30/1995 and due 7/03/1995 with accrued interest of
 $4,462 (collateralized by $9,115,927 including accrued interest, U.S.
 Treasury Bond 9.25%, 2/15/2016)......................................  $ 8,923,000  $  8,923,000      $  8,923,000
U.S. TREASURY BILLS (14.2%) (C)
5.51%, 7/27/1995......................................................   15,000,000    14,940,308        14,940,308
5.59%, 7/27/1995......................................................   20,000,000    19,919,256        19,919,256
                                                                                     ---------------   ------------
                                                                                       34,859,564        34,859,564
                                                                                     ---------------   ------------
PRIME VALUE FUNDS (0.0%)
Investment in Prime Value Funds Treasury Fund.........................        1,422         1,422             1,422
                                                                                     ---------------   ------------
TOTAL SHORT-TERM SECURITIES (17.8%)...................................                 43,783,986        43,783,986
                                                                                     ---------------   ------------
Total investments in securities (100.3%)..............................               $195,025,369(d)    245,796,636
                                                                                     ---------------   ------------
Liabilities in excess of other assets (-0.3%).........................                                     (838,681)
                                                                                                       ------------
NET ASSETS (100.0%)...................................................                                 $244,957,955
                                                                                                       ------------
                                                                                                       ------------

------------------------
Notes to Schedule of Investments:

*   American Depository Receipt (ADR).

(a) Securities are valued by procedures described in note 2 to the financial statements.

(b) Presently non-income producing.

(c) These securities are traded on a discount basis, the interest rates shown are the discount rates at the time of purchase by the Fund.

(d) Also represents approximate cost for Federal income tax purposes. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..............................  $56,202,268

Gross unrealized depreciation..............................   (5,431,001)
                                                             -----------
                                                             -----------

Net unrealized appreciation................................  $50,771,267
                                                             -----------
                                                             -----------

                               JUNDT FUNDS, INC.

                      REGISTRATION STATEMENT ON FORM N-1A

                                     PART C

                               OTHER INFORMATION

                                     PART C

                               OTHER INFORMATION

ITEM 24 -- FINANCIAL STATEMENTS AND EXHIBITS

    (a) Financial statements for The Jundt Growth Fund, Inc. (the "Registrant") are included in Part B of this Registration Statement (Statement of Additional Information).

    (b) Exhibits:

        1    Amended and Restated Articles of Incorporation and Certificate of
              Designation
        2    By-Laws (as amended)
        3    Not applicable
        4    Not applicable
        5    Amended Investment Advisory Agreement
        6.1  Distribution Agreement
        6.2  Form of Selected Dealer Agreement
        7    Not applicable
        8    Custodian Contract
        9.1  Transfer Agency and Service Agreement
        9.2  Amended Administration Agreement
        9.3  Financial Services Agreement*
       10    Opinion and Consent of Faegre & Benson Professional Limited Liability
              Partnership
       11    Consent of KPMG Peat Marwick LLP
       12    Not applicable
       13    Not applicable
       14    Not applicable
       15.1  Class B Distribution Plan
       15.2  Class C Distribution Plan
       15.3  Class D Distribution Plan
       16    Schedules Supporting Computations of Performance Data
       17    Not applicable
       18    Rule 18f-3 Plan
       19    Code of Ethics
       20    Powers of Attorney

ITEM 25 -- PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    The Registrant is under common control with Jundt Funds, Inc., an open-end management investment company, by virtue of the fact that the Registrant and Jundt Funds, Inc. share a common investment adviser. There are no other persons, to the Registrants knowledge, that are directly or indirectly controlled by or under common control with the Registrant.

ITEM 26 -- NUMBER OF HOLDERS OF SECURITIES

    The following table sets forth the number of holders of shares of the Registrant as of December 5, 1995:

                                                                                  NUMBER OF
TITLE OF CLASS                                                                  RECORD HOLDERS
------------------------------------------------------------------------------  --------------
Class A Common Shares, par value $.01 per share...............................          837*
Class B Common Shares, par value $.01 per share...............................         None
Class C Common Shares, par value $.01 per share...............................         None
Class D Common Shares, par value $.01 per share...............................         None

------------------------
* Current number of record holders of Registrant's shares as a closed-end management investment company. Upon conversion of the Registrant into an open-end investment company, these shares will automatically convert into Class A Shares.

ITEM 27 -- INDEMNIFICATION

    The Articles of Incorporation (Exhibit 1) and Bylaws (Exhibit 2) of the Registrant provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, and to the full extent permitted by Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended, provided that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended. Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding, if, with respect to the acts or omissions of the person complained of in the proceeding, the person: (a) has not been indemnified by another organization for the same judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; (b) acted in good faith; (c) received no improper personal benefit; (d) complied with the Minnesota Statute dealing with directors' conflicts of interest, if applicable; (e) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and (f) reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

    The Articles of Incorporation of the Registrant further provide that, to the fullest extent permitted by the Minnesota Business Corporations Act, as existing or amended (except as prohibited by the Investment Company Act of 1940, as amended) a director of the Registrant shall not be liable to the Registrant or its shareholders for monetary damages for breach of fiduciary duty as director.

    The form of Selected Dealer Agreement (Exhibit 6.2) between the Registrant's principal underwriter, U.S. Growth Investments, Inc. (the "Distributor"), and any broker-dealer with which the Distributor enters into such Selected Dealer Agreement provides that each of the parties to the Selected Dealer Agreement agrees to indemnify and hold the other harmless, including such parties' officers, directors and any person who is or may be deemed to be a controlling person of such party, from and against any losses, claims, damages, liabilities or expenses, whether joint or several, to which any such person or entity may become subject under the Securities Act of 1933 or otherwise insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon: (a) any untrue statement or alleged untrue statement of material fact, or any omission or alleged omission to state a material fact made or omitted by such indemnifying party therein; or (b) any willful misfeasance or gross misconduct by such indemnifying party in the performance of its duties and obligations thereunder.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 28 -- BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    In addition to serving as investment adviser to the Registrant, the Investment Adviser (Jundt Associates, Inc.) serves as the investment adviser to Jundt U.S. Emerging Growth Fund (a series of Jundt Funds, Inc.) and as a sub-adviser to Diversified Investors Funds Group (Growth Series) as well as the investment adviser to numerous private accounts.

    See "Management of the Fund -- Investment Adviser" and "Management of the Fund -- Portfolio Managers" in the Registrant's Prospectus and "Advisory, Administrative and Distribution Agreements" and "Directors and Officers" in the Registrant's Statement of Additional Information.

ITEM 29 -- PRINCIPAL UNDERWRITERS

    (a) The Distributor is the only principal underwriter of the Registrant's shares and also serves as principal underwriter of Jundt U.S. Emerging Growth Fund (a series of Jundt Funds, Inc.).

    (b) The following describes certain information regarding the officers and directors of the Distributor:

                                    POSITIONS AND OFFICES                        POSITIONS AND OFFICES
         NAME                       WITH THE DISTRIBUTOR                          WITH THE REGISTRANT
-----------------------  -------------------------------------------  -------------------------------------------
James R. Jundt           Director and Chairman of the Board           Chairman of the Board, President and Chief
                                                                       Executive Officer

Thomas L. Press          Director, President, Secretary and           None.
                          Treasurer

    (c) Not applicable.

ITEM 30 -- LOCATION OF ACCOUNTS AND RECORDS

    The Registrant's custodian is Norwest Bank Minnesota, N.A., Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402.

    The Registrant's transfer agent and dividend disbursing agent is Investors Fiduciary Trust Company, 1004 Baltimore, Kansas City, Missouri 64105.

    Other records will be maintained by the Registrant at its principal offices, which are located at 1550 Utica Avenue South, Suite 950, Minneapolis, Minnesota 55416 and by Princeton Administrators, L.P., the Registrant's administrator, located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ITEM 31 -- MANAGEMENT SERVICES

    Not applicable.

ITEM 32 -- UNDERTAKINGS

    (a) Not applicable.

    (b) Not applicable.

    (c) Registrant hereby undertakes to furnish to each person to whom a prospectus of the Registrant has been furnished the latest Annual Report of the Registrant. Such Annual Report will be furnished by the Registrant without charge upon request by any such person.

    (d) Pursuant to Section 16(c) of the Investment Company Act of 1940, as amended, the Registrant hereby undertakes to call a shareholder meeting for the purpose of voting upon the question of removal of one or more directors (and to assist shareholders in communications with each other if and when requested in writing to do so by the recordholders of not less than ten percent of the Registrant's outstanding shares.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, and State of Minnesota, on the 18 day of December, 1995.

                                          THE JUNDT GROWTH FUND, INC.

                                          By          /s/ JAMES R. JUNDT

                                             -----------------------------------
                                                       James R. Jundt
                                                    CHAIRMAN OF THE BOARD

    Pursuant  to  the  requirements  of   the  Securities  Act  of  1933,   this
Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.

             NAME/SIGNATURE                           TITLE                      DATE
----------------------------------------  ------------------------------  ------------------

                                          Director, Chairman of the
           /s/ JAMES R. JUNDT              Board, President and Chief
----------------------------------------   Executive Officer (Principal   December 18, 1995
             James R. Jundt                Executive Officer)

         /s/ DONALD M. LONGLET            Vice President and Treasurer
----------------------------------------   (Principal Financial and       December 18, 1995
           Donald M. Longlet               Accounting Officer)

----------------------------------------  Director
             John E. Clute*

----------------------------------------  Director
              Floyd Hall*

----------------------------------------  Director
          Demetre M. Nicoloff*

----------------------------------------  Director
           Darrell R. Wells*

       *By           /s/ JAMES R.
                 JUNDT
 --------------------------------------                                   December 18, 1995
             James R. Jundt
              ATTORNEY-IN-FACT
     (Pursuant to Powers of Attorney
     dated as of October 4, 1995, filed
     with this Registration Statement on
     Form N-1A.)

                                 EXHIBIT INDEX

                                                                         SEQUENTIAL
NUMBER AND NAME OF EXHIBIT                                               PAGE NUMBER
-----------------------------------------------------------------------  -----------
 1         Amended and Restated Articles of Incorporation and
            Certificate of Designation.................................
 2         By-Laws (as amended)........................................
 5         Amended Investment Advisory Agreement.......................
 6.1       Distribution Agreement......................................
 6.2       Form of Selected Dealer Agreement...........................
 8         Custodian Contract..........................................
 9.1       Transfer Agency and Service Agreement.......................
 9.2       Amended Administration Agreement............................
 9.3       Financial Services Agreement................................
 10        Opinion and Consent of Faegre & Benson Professional Limited
            Liability Partnership......................................
 11        Consent of KPMG Peat Marwick LLP............................
 15.1      Class B Distribution Plan...................................
 15.2      Class C Distribution Plan...................................
 15.3      Class D Distribution Plan...................................
 16        Schedules Supporting Computations of Performance Data.......
 18        Rule 18f-3 Plan.............................................
 19        Code of Ethics..............................................
 20        Powers of Attorney..........................................